UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. 1)
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☑	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

EPICEPT CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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EPICEPT CORPORATION
777 Old Saw Mill River Road
Tarrytown, New York 10591

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Tuesday, June 2, 2009

April 23, 2009
Dear Stockholder,
You are invited to attend the 2009 Annual Meeting of Stockholders to be held at 4:00 PM Stockholm time (10:00 AM Eastern Daylight Time) on Tuesday, June 2, 2009, at the Summit GrevTure Konferens & Event, Grey Turegatan 30 in Stockholm, Sweden. We have decided to hold this year’s Annual Meeting of Stockholders in Sweden because of our large European shareholder base and the recent approval of our lead product, Ceplene®, by the European Commission.
The Annual Meeting will include a report on our business operations, discussion and voting on the matters set forth in the accompanying notice of Annual Meeting and proxy statement, and discussion and voting on any other business matters properly brought before the meeting.
Whether or not you plan to attend, you can be sure your shares are represented at the meeting by promptly voting and submitting your proxy by Internet or by completing, signing, dating and returning your proxy form in the enclosed envelope. You may also vote your shares in person at the Annual Meeting. Instructions regarding the various methods of voting are contained on the notice and on the Proxy Card.
This year we are again furnishing proxy materials to our shareholders over the Internet, as permitted by rules adopted by the Securities and Exchange Commission. You may also read, print and download our 2008 Annual Report to Stockholders on Form 10-K and our Proxy Statement at investor.epicept.com/sec.cfm. Investors may also access these materials, including a Proxy card translated into Swedish, online at www.epicept.com/arsstamma. On April 23, 2009, we mailed our shareholders a notice containing instructions on how to access these materials and how to vote their shares online. The notice provides instructions on how you can request a paper copy of these materials by mail, by telephone or by e-mail. If you requested your materials via e-mail, the e-mail contains voting instructions and links to the materials on the internet.
These proxy materials describe the formal business to be transacted at the Annual Meeting. Included in the materials is our Annual Report on Form 10-K, which contains detailed information concerning our activities and operating performance, for the year ended December 31, 2008.
On behalf of the Board, we request that you vote your shares now, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted.
Thank you for your continued support.

Cordially,

/s/ John V. Talley
John V. Talley
President & Chief Executive Officer

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EPICEPT CORPORATION
777 Old Saw Mill River Road
Tarrytown, New York 10591
NOTICE OF 2009 ANNUAL MEETING OF STOCKHOLDERS
To the Stockholders:
NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of EpiCept Corporation (“EpiCept” or the “Company”) will be held at the Summit GrevTure Konferens & Event, Grey Turegatan 30 in Stockholm, Sweden, on Tuesday, June 2, 2009 at 4:00 PM Stockholm time (10:00 AM Eastern Daylight Time) for the following purposes, all as more fully described in the attached Proxy Statement:
(a)	the election of two directors as Class I directors to hold office until the 2012 Annual Meeting and until their respective successors are elected and qualified;
(b)	the ratification of the selection by the Audit Committee of the Company’s Board of Directors of Deloitte & Touche LLP as the independent registered public accounting firm for the year ending December 31, 2009;
(c)	amend the certificate of incorporation to increase the number of authorized shares of capital stock to 230,000,000 shares (including an increase of the number of authorized shares of Common Stock from 175,000,000 to 225,000,000);
(d)	amend the 2005 Equity Incentive Plan (the “Plan”) to increase the number of available shares to 13,000,000 shares;
(e)	approve the 2009 Employee Stock Purchase Plan (the “ESPP”) and authorize the issuance of up to 1,000,000 shares pursuant to the ESPP;
(f)	adjourn the Annual Meeting to solicit additional proxies in the event there are insufficient votes to approve any of the foregoing Proposals; and
(g)	such other business as may properly come before the Annual Meeting or any adjournment thereof.
You are cordially invited to attend the meeting in person. You are requested to vote by Internet or by mail whether or not you expect to attend the meeting in person. The proxy is revocable by you at any time prior to its exercise and will not affect your right to vote in person in the event you attend the meeting or any adjournment thereof. The prompt return of the proxy will be of assistance in preparing for the meeting and your cooperation in this respect will be appreciated.
A copy of the Company’s Annual Report for the year ended December 31, 2008 is enclosed.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Robert W. Cook
Robert W. Cook
Secretary
Tarrytown, New York
April 23, 2009

•	= To be voted on at the meeting
Every stockholder’s vote is important. Please complete, sign, date and return your proxy form, or submit your proxy by Internet.

EPICEPT CORPORATION
777 Old Saw Mill River Road
Tarrytown, New York 10591
PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 2, 2009
This proxy statement and the accompanying proxy are being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of the Company for use in voting at the 2009 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the Summit GrevTure Konferens & Event, Grey Turegatan 30 in Stockholm, Sweden and any adjournments thereof. Distribution to stockholders of this proxy statement and a proxy form is scheduled to begin on or about April 23, 2009 to each stockholder of record at the close of business on April 9, 2009 (the “Record Date”).
Your vote is important. Whether or not you plan to attend the Annual Meeting, please take the time to vote your shares of common stock as soon as possible. You can ensure that your shares are voted at the meeting by submitting your proxy by Internet or by completing, signing, dating and returning the enclosed proxy card in the envelope provided. Submitting your proxy will not affect your right to attend the meeting and vote. A stockholder who gives a proxy may revoke it at any time before it is exercised by voting in person at the Annual Meeting, by delivering a subsequent proxy or by notifying the inspector of election in writing of such revocation.
INFORMATION ABOUT THE 2009 ANNUAL MEETING AND PROXY VOTING
What Matters are to be Voted on at the Annual Meeting?
EpiCept intends to present the following proposals for stockholder consideration and voting at the Annual Meeting:
(1)	the election of two directors as Class I directors to hold office until the 2012 Annual Meeting and until their respective successors are elected and qualified;
(2)	the ratification of the selection by the Audit Committee of the Company’s Board of Directors of Deloitte & Touche LLP as the independent registered public accounting firm for the year ending December 31, 2009;
(3)	amend the certificate of incorporation to increase the number of authorized shares of capital stock to 230,000,000 shares (including an increase of the number of authorized shares of Common Stock from 175,000,000 to 225,000,000);
(4)	amend the 2005 Equity Incentive Plan (the “Plan”) to increase the number of available shares to 13,000,000 shares;
(5)	approve the 2009 Employee Stock Purchase Plan (the “ESPP”) authorizing the issuance of up to 1,000,000 shares;
(6)	adjourn the Annual Meeting to solicit additional proxies in the event there are insufficient votes to approve any of the foregoing Proposals; and
(7)	such other business as may properly come before the Annual Meeting or any adjournment thereof.
What is the Board’s Recommendation?
The Board of Directors recommends that you vote your shares “FOR” items 1, 2, 3, 4, 5 and 6 on your proxy card.
Will Any Other Matters be Presented for a Vote at the Annual Meeting?
The Board of Directors did not receive any notice prior to the deadline for submission of additional business that any other matters might be presented for a vote at the Annual Meeting. However, if another matter were to be properly presented, the proxies would use their own judgment in deciding whether to vote for or against it.

Who is Entitled to Vote?
All EpiCept stockholders of record at the close of business on the Record Date are entitled to vote at the Annual Meeting. Each share outstanding on the Record Date will be entitled to one vote.
What Shares will be Entitled to Vote at the Annual Meeting?
Our voting securities consist of our common stock, par value $0.0001, of which [               ]  shares were outstanding on the Record Date. Each share outstanding on the Record Date will be entitled to one vote.
If you are the beneficial owner, but not the record owner, of EpiCept’s common stock, you will receive instructions about voting from the bank, broker or other nominee that is the stockholder of record of your shares. Contact your bank, broker or other nominee directly if you have questions.
Who can Attend the Annual Meeting?
Only EpiCept stockholders of record or their duly appointed proxies are entitled to attend the Annual Meeting. If you are an EpiCept stockholder of record and wish to attend the Annual Meeting, please so indicate on the proxy card or as prompted by the Internet voting system.
If a bank, broker or other nominee is the record owner of your shares, you will need to have proof that you are the beneficial owner to be admitted to the Annual Meeting. A recent statement or letter from your bank or broker confirming your ownership, or presentation of a valid proxy from a bank, broker or other nominee that is the record owner of your shares, would be acceptable proof of your beneficial ownership.
How do I Vote my Shares?
•	Stockholders of record may grant a proxy with respect to their shares on the Internet or by mail. Granting a proxy on the Internet will be available through 11:59 p.m. Stockholm Time (5:59 PM Eastern Daylight Time) on June 1, 2009.
•	Voting instructions for both Internet and mail appear on your proxy card. If you grant a proxy on the Internet, please have your proxy card available.
•	If you are a stockholder of record or a duly appointed proxy of a stockholder of record, you may attend the Annual Meeting and vote in person. However, if your shares are held in the name of a bank, broker or other nominee, and you wish to attend the Annual Meeting to vote in person, you will have to contact your bank, broker or other nominee to obtain its proxy. Bring that document with you to the meeting.
•	Proxies submitted on the Internet or by mail will be voted in the manner you indicate by the individuals named on the proxy. If you do not specify how your shares are to be voted, the proxies will vote your shares FOR Proposals 1, 2, 3 4, 5 and 6.
As permitted by the Securities and Exchange Commission, or SEC, the EpiCept is sending a Notice of Internet Availability of Proxy Materials to stockholders who hold shares in “street name” through a bank, broker or other holder of record. All such stockholders will have the ability to access this Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 as filed with the SEC on March 13, 2009 on a website referred to in the Notice or to request a printed set of these materials at no charge. Instructions on how to access these materials over the Internet or to request a printed copy may be found in the Notice, or below.
May I Change or Revoke my Proxy After it is Submitted?
Yes, you may change or revoke your proxy at any time before the Annual Meeting by:
•	returning a later-dated proxy card;

•	subsequently granting a proxy on the Internet;

•	attending the Annual Meeting and voting in person; or

•	sending your written notice of revocation to Robert W. Cook, our Secretary.
Your changed proxy or revocation must be received before the polls close for voting.

What is a “Quorum?”
In order for business to be conducted at the Annual Meeting, a quorum must be present. A quorum will be present if stockholders of record holding a majority in voting power of the outstanding shares of our common stock entitled to vote at the Annual Meeting are present in person or are represented by proxies.
What Vote is Necessary to Pass the Items of Business at the Annual Meeting?
Holders of our common stock will vote as a single class and will be entitled to one vote per share with respect to each matter to be presented at the Annual Meeting. The two nominees for director receiving a plurality of the votes cast by holders of common stock, at the Annual Meeting in person or by proxy, shall be elected to our Board. A favorable vote of a majority of the outstanding shares of our common stock entitled to vote at the Annual Meeting in person or by proxy is required to amend our Certificate of Incorporation. The favorable vote of the holders of a majority of shares voted at the Annual Meeting, in person or by proxy, is required for approval of all the remaining matters.
How are Abstentions and Broker Non-Votes Counted?
Abstentions and broker non-votes will be counted to determine whether a quorum is present. However, if a stockholder abstains from voting as to a particular matter, those shares will not be counted as voting for or against that matter. If a broker or other record holder of shares returns a proxy card indicating that it does not have discretionary authority to vote as to a particular matter (“broker non-votes”), those shares will not be counted as voting for or against that matter. Accordingly, abstentions and broker non-votes will have no effect on the outcome of a vote.
Who Pays the Costs of this Proxy Solicitation?
This solicitation of proxies is made by our Board of Directors, and all related costs will be borne by us. None of our directors intends to oppose any action for which stockholder approval is being solicited. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners.
Who is the Inspector of Election?
The Board has appointed Cecilia Bjelle, ESQ. to act as Inspector of Election at the Annual Meeting.
What is the Deadline for Submission of Stockholder Proposals for the 2010 Annual Meeting?
Proposals that our stockholders may wish to include in our proxy statement and form of proxy for presentation at our 2010 Annual Meeting of Stockholders must be received by or delivered to us at EpiCept Corporation, 777 Old Saw Mill River Road, Tarrytown, New York 10591, Attention: Robert W. Cook, Secretary, no later than the close of business on December 10, 2009.
Any stockholder proposal must be in accordance with the rules and regulations of the SEC. In addition, with respect to proposals submitted by a stockholder other than for inclusion in our 2010 proxy statement, our by-laws and our rules and regulations have established advance notice procedures that stockholders must follow. For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to our by-laws, the stockholder must give timely notice thereof in writing to EpiCept Corporation, 777 Old Saw Mill River Road, Tarrytown, New York 10591, Attention: Robert W. Cook, Secretary, and any such businesses other than the nominations must constitute a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered in writing to EpiCept Corporation, 777 Old Saw Mill River Road, Tarrytown, New York 10591, Attention: Robert W. Cook, Secretary, no later than the close of business on March 20, 2010, nor earlier than the close of business on February 19, 2010.

Where can I Find the Voting Results of the Annual Meeting?
The preliminary voting results will be announced at the Annual Meeting. The final results will be published in our quarterly report on Form 10-Q for the quarter ending June 30, 2009 and related press release.
May I Request Electronic Delivery of My Proxy Statement and Annual Report?
This Proxy Statement, EpiCept’s Annual Report on Form 10-K, and its Annual Report may be viewed online at investor.epicept.com/sec.cfm. Investors may also access these materials online at www.epicept.com/arsstamma. Should you choose to receive your proxy materials electronically, your choice will remain in effect until you notify EpiCept that you wish to resume mail delivery of these documents. Choosing to receive future proxy materials by email will save EpiCept the cost of printing and mailing documents to stockholders and will reduce the impact of annual meetings on the environment. To request electronic delivery, please contact our Investor Relations department using the information provided under “How do I Communicate Directly with EpiCept?” below.
If you hold your EpiCept stock through a bank, broker or other holder of record, refer to the information provided by that entity for instructions on how to elect this option.
How can I Get a Copy of EpiCept’s Annual Report on Form 10-K?
To obtain without charge a copy of EpiCept’s Annual Report on Form 10-K for the year ended December 31, 2008, address your request to Investor Relations, EpiCept Corporation, 777 Old Saw Mill River Road, Tarrytown, New York 10591. The Annual Report on Form 10-K also may be accessed at www.epicept.com and at the website of the Securities and Exchange Commission at www.sec.gov.
INFORMATION ABOUT COMMUNICATING WITH EPICEPT AND OUR BOARD OF DIRECTORS
How may I Communicate Directly with the Board of Directors?
The Board provides a process for stockholders to send communications to the Board. You may communicate with the Board, individually or as a group, as follows:

BY MAIL	BY PHONE
The Board of Directors	1-914-606-3500
EpiCept Corporation
Attn: Robert W. Cook, Secretary
777 Old Saw Mill River Road
Tarrytown, New York 10591
You should identify your communication as being from an EpiCept stockholder. The Secretary may require reasonable evidence that your communication or other submission is made by an EpiCept stockholder before transmitting your communication to the Board.

How may I Communicate Directly with the Non-Employee Directors?
You may communicate with the non-employee directors of the Board, individually or as a group, by any of the means set forth above or by writing to:
Non-Employee Directors of the Board of Directors
EpiCept Corporation
c/o Robert W. Cook, Secretary
777 Old Saw Mill River Road
Tarrytown, New York 10591
How do I Communicate Directly with EpiCept?
You may communicate with EpiCept by writing to:
EpiCept Corporation
c/o Robert W. Cook, Secretary or c/o Investor Relations
777 Old Saw Mill River Road
Tarrytown, New York 10591

OWNERSHIP OF THE COMPANY’S COMMON STOCK
The following table sets forth information as of April 2, 2009 regarding the beneficial ownership of the Company’s common stock by:
•	each stockholder known by EpiCept to own beneficially more than five percent of EpiCept common stock;
•	each of the named executive officers;
•	each of EpiCept’s directors; and
•	all of EpiCept’s directors and the named executive officers as a group.
Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Unless otherwise indicated, the principal address of each of the stockholders below is in care of EpiCept Corporation, 777 Old Saw Mill River Road, Tarrytown, NY 10591.

	Number of Shares	Percent of Shares
Name and Address of Beneficial Owner	Beneficially Owned	Beneficially Owned(1)(2)

5% Stockholders
Försäkringsaktiebolaget Avanza Pension(3)	11,117,743	9.59
Private Equity Direct Finance(4)	8,943,575	7.52

Executive Officers and Directors
John V. Talley(5)	2,062,310	1.75
Robert W. Cook(6)	361,143		*
Ben Tseng(7)	211,712		*
Dr. Dileep Bhagwat(8)	315,519		*
Dr. Stephane Allard(9)	303,598		*
Robert G. Savage(10)	529,280		*
Guy C. Jackson(11)	296,565		*
Gerhard Waldheim(12)	296,315		*
Wayne P. Yetter(13)	259,514		*
All directors and named executive officers as a group (9 persons)(14)	4,636,356	3.87

*	Represents beneficial ownership of less than one percent (1%) of the outstanding shares of EpiCept common stock.

(1)	Beneficial ownership is determined with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to stock options and warrants currently exercisable or exercisable within 60 days are deemed to be outstanding for computing the percentage ownership of the person holding such options and the percentage ownership of any group of which the holder is a member, but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown beneficially owned by them.

(2)	Percentage ownership is based on 115,920,946 shares of common stock outstanding on April 2, 2009.

(3)	Försäkringsaktiebolaget Avanza Pension, or Avanza, is a daughter company to Avanza Bank Holding AB. Avanza notified the Swedish Financial Supervisory Authority on March 31, 2009 that it currently owns 11,117,743 shares of common stock.

(4)	Includes 4,779,053 shares of common stock and 1,931,855 shares exercisable upon the exercise of warrants that are exercisable within 60 days held by Private Equity Direct Finance, 1,205,821 of common stock and 1,002,911 shares exercisable upon the exercise of warrants that are exercisable within 60 days held by Mr. Peter Derendinger who is a principal of ALPHA Associates (Cayman), L.P. and 15,957 shares of common stock and 7,978 shares exercisable upon the exercise of warrants that are exercisable within 60 days held by Guy Myint-Maung, who is a principal of ALPHA Associates (Cayman). Mr. Derendinger and Mr. Myint-Maung disclaim beneficial ownership of the shares held by Private Equity Direct Finance except to the extent they have a pecuniary interest therein. Private Equity Direct Finance is a Cayman Islands exempted limited company and a wholly-owned subsidiary of Private Equity Holding Cayman, itself a Cayman Islands exempted limited company, and a wholly-owned subsidiary of Private Equity Holding Ltd. Private Equity Holding Ltd. is a Swiss corporation with registered office at Innere Guterstrasse 4, 6300 Zug, Switzerland, and listed on the SWXSwiss Exchange. The discretion for divestments by Private Equity Direct Finance rests with ALPHA Associates (Cayman), L.P., as investment manager. The members of the board of directors of the general partner of ALPHA Associates (Cayman), L.P. are the same persons as the members of the board of directors of Private Equity Direct Finance: Rick Gorter, Gwendolyn McLaughlin and Andrew Tyson. A meeting of the directors at which a quorum is present is competent to exercise all or any of the powers and discretions. The quorum necessary for the transaction of business at a meeting of the directors may be fixed by the directors and, unless so fixed at any other number, is two. The address of Private Equity Direct Finance is One Capital Place, P.O. Box 847, George Town, Grand Cayman, Cayman Islands.

(5)	Includes 250,184 shares of common stock, 2,840 shares of restricted stock and 1,809,286 shares exercisable upon the exercise of options that are exercisable within 60 days.

(6)	Includes 65,115 shares of common stock, 656 shares of restricted stock and 295,372 shares exercisable upon the exercise of options that are exercisable within 60 days.

(7)	Includes 63,407 shares of common stock, 756 shares of restricted stock and 147,549 shares issuable upon the exercise of options that are exercisable within 60 days.

(8)	Includes 51,244 shares of common stock, 984 shares of restricted stock and 263,691 shares issuable upon the exercise of options that are exercisable within 60 days.

(9)	Includes 141,710 shares of common stock and 161,888 shares issuable upon the exercise of options that are exercisable within 60 days.

(10)	Includes 78,850 shares of common stock and 450,430 shares issuable upon the exercise of options that are exercisable within 60 days.

(11)	Includes 10,000 shares of common stock and 286,565 shares issuable upon the exercise of options that are exercisable within 60 days.

(12)	Includes 75,029 shares of common stock and 221,286 shares issuable upon the exercise of options that are exercisable within 60 days.

(13)	Includes 5,000 shares of common stock and 254,514 shares issuable upon the exercise of options that are exercisable within 60 days.

(14)	Includes 3,919,567 shares issuable upon the exercise of options that are exercisable within 60 days.

PROPOSAL 1:
ELECTION OF CLASS I DIRECTORS
At the Annual Meeting, two directors are to be elected as Class I directors to hold office until the 2012 Annual Meeting and until their successors have been elected and have qualified. The two nominees for election at the Annual Meeting are listed below with brief biographies. They are both currently EpiCept directors. The Board has determined that Guy C. Jackson and Wayne P. Yetter are both independent directors under the rules and regulations of The Nasdaq Capital Market (“Nasdaq”) and the SEC, which are discussed below under “Information Concerning Management, the Board of Directors, Board Committees and Corporate Governance.”
Both of the nominees named below have been nominated by our Board to be elected by holders of our common stock. We are not aware of any reason why either nominee would be unable to serve as a director. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of any other person that our Board may nominate.
THE BOARD OF DIRECTORS RECOMMENDS THAT HOLDERS OF
OUR COMMON STOCK VOTE FOR THE ELECTION OF GUY C. JACKSON AND WAYNE P. YETTER.

INFORMATION CONCERNING MANAGEMENT, THE BOARD OF DIRECTORS,
BOARD COMMITTEES AND CORPORATE GOVERNANCE
Management and Board of Directors
We have a strong team of experienced business executives, scientific professionals and medical specialists. Our executive officers and directors, their ages and positions as of April 2, 2009 are as follows:

Name	Age	Position/Affiliation
John V. Talley	53	President, Chief Executive Officer and Director
Robert W. Cook	53	Chief Financial Officer — Senior Vice President, Finance and Administration, and Secretary
Stephane Allard, M.D.	55	Chief Medical Officer
Ben Tseng, Ph.D.	64	Chief Scientific Officer
Dileep Bhagwat, Ph.D.	58	Senior Vice President, Pharmaceutical Development
Robert G. Savage	55	Chairman of the Board
Guy C. Jackson	67	Director
Gerhard Waldheim	60	Director
Wayne P. Yetter	63	Director
Executive Officers and Key Employees
John V. Talley has been our President, Chief Executive Officer and a Director since October 2001. Mr. Talley has more than 30 years of experience in the pharmaceutical industry. Prior to joining us, Mr. Talley was the Chief Executive Officer of Consensus Pharmaceuticals, a biotechnology drug discovery start-up company that developed a proprietary peptide-based combinatorial library screening process. Prior to joining Consensus, Mr. Talley led Penwest Ltd.’s efforts in its spin-off of its subsidiary Penwest Pharmaceuticals Co. in 1998 and served as President and Chief Operating Officer of Penwest Pharmaceuticals. Mr. Talley started his career at Sterling Drug Inc., where he was responsible for all U.S. marketing activities for prescription drugs, helped launch various new pharmaceutical products and participated in the 1988 acquisition of Sterling Drug by Eastman Kodak Co. Mr. Talley received his B.S. in Chemistry from the University of Connecticut and completed coursework towards an M.B.A. in Marketing from New York University, Graduate School of Business.
Robert W. Cook has been our Chief Financial Officer and Senior Vice President, Finance and Administration since April 2004. Prior to joining us, Mr. Cook was Vice President, Finance and Chief Financial officer of Pharmos Corporation since January 1998 and became Executive Vice President of Pharmos in February 2001. From May 1995 until his appointment as Pharmos’s Chief Financial Officer, he was a vice president in GE Capital’s commercial finance subsidiary, based in New York. From 1977 until 1995, Mr. Cook held a variety of corporate finance and capital markets positions at The Chase Manhattan Bank, both in the United States and in several overseas locations. He was named a managing director of Chase and several of its affiliates in January 1986. Mr. Cook received his B.S. in International Finance from The American University, Washington, D.C.
Stephane Allard, M.D. has been our Chief Medical Officer since March 2007. Prior to that he was Chief Executive Officer, President and a Director of Biovest International. Dr. Allard also served in executive positions at Sanofi-Synthelabo, Synthelabo, Inc. and Lorex Pharmaceuticals. Dr. Allard received his medical doctorate from Rouen Medical College and received a Diplomate of CESAM (Certificate of Statistical Studies Applied to Medicine) and a PhD in Clinical Pharmacology and Pharmacokinetics (Pitie Salpetriere Hospital); Paris, France.
Ben Tseng, Ph.D. has been our Chief Scientific Officer since January 2006. Prior to that he was Vice President, Research, at Maxim. Mr. Tseng joined Maxim as Senior Director, Research in 2000. Prior to its acquisition by Maxim in 2000, Dr. Tseng served as Vice President, Biology for Cytovia, Inc., which he joined in 1998. Dr. Tseng also served in executive research positions at Chugai Biopharmaceutical, Inc. from 1995-1998 and, Genta Inc. from 1989 to 1995. Prior to joining Genta, Dr. Tseng was a tenured Associate Adjunct Professor in the Department of Medicine, faculty member of the Physiology and Pharmacology Program, and Associate Member of the Cancer Center at the University of California, San Diego. Dr. Tseng received a B.A. in Mathematics from Brandeis University and a Ph.D in Molecular Biophysics and Biochemistry from Yale University.

Dileep Bhagwat, Ph.D., has been our Senior Vice President of Pharmaceutical Development since February 2004 and has more than 25 years of pharmaceutical experience developing and commercializing various dosage forms. Prior to joining us in 2004, Dr. Bhagwat worked at Bradley Pharmaceuticals, as Vice President, Research and Development and Chief Scientific Officer. From November 1994 through September 1999, Dr. Bhagwat was employed at Penwest Pharmaceuticals in various capacities, including Vice President, Scientific Development and Regulatory Affairs and at Purdue Frederick Research Center as Assistant Director of Pharmaceutical Development. Dr. Bhagwat holds many U.S. and foreign patents and has presented and published on dosage form development and drug delivery. Dr. Bhagwat holds a B.S. in Pharmacy from Bombay University, an M.S. and Ph.D. in Industrial Pharmacy from St. John’s University in New York and an M.B.A. in International Business from Pace University in New York.
Board of Directors
Robert G. Savage has been a member of our Board since December 2004 and serves as the Chairman of the Board. Mr. Savage has been a senior pharmaceutical executive for over twenty years. He held the position of Worldwide Chairman of the Pharmaceuticals Group at Johnson & Johnson and was both a company officer and a member of the Executive Committee. He also served Johnson & Johnson in the capacity of a Company Group Chairman and President of Ortho-McNeil Pharmaceuticals. Most recently, Mr. Savage was President of the Worldwide Inflammation Group for Pharmacia Corporation and is presently President and CEO of Strategic Imagery LLC, a consulting company of which he is the principal. He has held multiple positions leading marketing, business development and strategic planning at Hoffmann-La Roche and Sterling Drug. Mr. Savage is a director of The Medicines Company, a specialty pharmaceutical company and Noven Pharmaceuticals, a drug delivery company. Mr. Savage received a B.S. in Biology from Upsala College and an M.B.A. from Rutgers University.
Guy C. Jackson has been a member of our Board since December 2004. In June 2003, Mr. Jackson retired from the Minneapolis office of the accounting firm of Ernst & Young LLP after 35 years with the firm and one of its predecessors, Arthur Young & Company. During his career, he served as audit partner for numerous public companies in Ernst & Young’s New York and Minneapolis offices. Mr. Jackson also serves as a director and Chairman of the audit committee of Cyberonics, Inc. and Urologix, Inc., both medical device companies; Digi International Inc., a technology company; and Life Time Fitness, Inc., an operator of fitness centers. Mr. Jackson received a B.S. in Business Administration from The Pennsylvania State University and a M.B.A. from the Harvard Business School.
Gerhard Waldheim has been a member of our board since July 2005. Since 2000, he has co-founded and built Petersen, Waldheim & Cie. GmbH, Frankfurt, which focuses on private equity and venture capital fund management, investment banking and related financial advisory services. Biotech and pharma delivery systems are among the focal points of the funds managed by his firm. Prior to that, Mr. Waldheim held senior executive and executive board positions with Citibank, RZB Bank Austria, BfG Bank in Germany and Credit Lyonnais in Switzerland; over the years, his banking focus covered lending, technology, controlling, investment banking and distressed equity. Prior to that, he worked for the McKinsey banking practice. He received an MBA from the Harvard Business School in 1974 and a JD from the Vienna University School of Law in 1972.
Wayne P. Yetter has served as a member of our board of directors since January 2006, and prior thereto served as a member of Maxim’s board of directors. From September 2005 to August 2008, Mr. Yetter was the Chief Executive Officer of Verispan LLC (health care information). From 2003 to 2005 he was the founder of BioPharm Advisory LLC and served on the Advisory Board of Alterity Partners (mergers and acquisition advisory firm) which is now part of FTN Midwest Securities. From November 2004 to September 2005, Mr. Yetter served as the interim Chief Executive Officer of Odyssey Pharmaceuticals, Inc., the specialty pharmaceutical division of Pliva d.d. From September 2000 to June 2003, Mr. Yetter served as Chairman and Chief Executive Officer of Synavant Inc. (pharmaceutical marketing/technology services). From 1999 to 2000, he served as Chief Operating Officer at IMS Health, Inc. (information services for the healthcare industry). He also served as President and Chief Executive Officer of Novartis Pharmaceuticals Corporation, the U.S. Division of the global pharmaceutical company Novartis Pharma AG, and as President and Chief Executive Officer of Astra Merck. Mr. Yetter began his career with Pfizer and later joined Merck & Co., holding a variety of marketing and management positions including Vice President, Marketing Operations, responsible for global marketing functions and Vice President, Far East and Pacific. Mr. Yetter serves on the board of directors of Noven Pharmaceuticals (drug delivery company), Synvista Therapeutics, Inc. (drug development company), and InfuSystem Holdings Inc. (a healthcare services company).

Section 16(a) Beneficial Ownership Reporting Compliance
No person who, during the fiscal year ended December 31, 2008, was a “Reporting Person” defined as a director, officer or beneficial owner of more than ten percent of the our common stock which is the only class of securities of the Company registered under Section 12 of the Exchange Act, failed to file on a timely basis reports required by Section 16 of the Exchange Act during the most recent fiscal year. The foregoing is based solely upon a review by us of Forms 3 and 4 during the most recent fiscal year as furnished to us under Rule 16a-3(d) under the Exchange Act, and Forms 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, and any representation received by us from any reporting person that no Form 5 is required.
Board Composition and Director Independence
Our board of directors is divided into three classes, with each director serving a three-year term and one class being elected at each year’s annual meeting of stockholders. Directors Jackson and Yetter are in the class of directors whose term expires at the 2009 annual meeting of stockholders. Director Waldheim is in the class of directors whose term expires at the 2010 annual meeting of stockholders. Directors Talley and Savage are in the class of directors whose term expires at the 2011 annual meeting of stockholders. A majority of the members of our board of directors, including Directors Savage, Jackson, Waldheim and Yetter, are “independent” of us and our management under the applicable standards of the Nasdaq Capital Market.
Meetings and Meeting Attendance
During the fiscal year ended December 31, 2008, there were 21 meetings of the board of directors. All incumbent directors attended 75% or more of the Board meetings and meetings of the committees on which they served during the last fiscal year. Directors are encouraged to attend the annual meeting of stockholders. Directors Talley and Savage attended the 2008 annual meeting of stockholders.
Committees of the Board
Our board of directors has established three standing committees: the audit committee, the compensation committee and the corporate governance and nominating committee. Each standing committee has a charter, accessible on our website at http://www.epicept.com, or by sending a request in writing to EpiCept Corporation, 777 Old Saw Mill River Road, Tarrytown, New York 10591, Attention: Robert W. Cook. Our website, and the information contained in our website, is not part of this Annual Report on Form 10-K.
Audit Committee. Our Audit Committee is responsible for the oversight of such reports, statements or charters as may be required by The Nasdaq Capital Market, The OMX Nordic Exchange or federal securities laws, as well as, among other things:
•	overseeing and monitoring the integrity of our consolidated financial statements, our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters, and our internal accounting and financial controls;
•	preparing the report that SEC rules require be included in our annual proxy statement;
•	overseeing and monitoring our independent registered public accounting firm’s qualifications, independence and performance;
•	providing the board with the results of our monitoring and recommendations; and
•	providing to the board additional information and materials as it deems necessary to make the board aware of significant financial matters that require the attention of the board.
Messrs. Jackson, Waldheim and Yetter are currently members of the audit committee, each of whom is a non-employee member of the board of directors. Mr. Jackson serves as Chairman of the Audit Committee and also qualifies as an “audit committee financial expert,” as that term is defined under the SEC rules implementing Section 407 of the Sarbanes-Oxley Act. The board has determined that each member of our audit committee meets the current independence and financial literacy requirements under the Sarbanes-Oxley Act, the Nasdaq Capital Market and SEC rules and regulations. We intend to comply with future requirements to the extent they become applicable to us.

Compensation Committee. Our Compensation Committee is composed of Messrs. Savage and Jackson, both of whom are a non-employee member of our board of directors. Mr. Savage serves as Chairman of our Compensation Committee. Each member of our Compensation Committee is an “outside director” as that term is defined in Section 162(m) of the Internal Revenue Code of 1986 and a “non-employee” director within the meaning of Rule 16b-3 of the rules promulgated under the Exchange Act and the rules of The Nasdaq Capital Market. The Compensation Committee is responsible for, among other things:
•	reviewing and approving for the chief executive officer and other executive officers (a) the annual base salary, (b) the annual incentive bonus, including the specific goals and amount, (c) equity compensation, (d) employment agreements, severance arrangements and change in control arrangements, and (e) any other benefits, compensations, compensation policies or arrangements;
•	reviewing and making recommendations to the board regarding the compensation policy for such other officers as directed by the board;
•	preparing a report to be included in the annual proxy statement that describes: (a) the criteria on which compensation paid to the chief executive officer for the last completed fiscal year is based; (b) the relationship of such compensation to our performance; and (c) the committee’s executive compensation policies applicable to executive officers; and
•	acting as administrator of our current benefit plans and making recommendations to the board with respect to amendments to the plans, changes in the number of shares reserved for issuance thereunder and regarding other benefit plans proposed for adoption.
Corporate Governance and Nominating Committee. Our Corporate Governance and Nominating Committee is composed of Messrs. Yetter, Savage and Waldheim, each of whom is a non-employee member of the board of directors and independent in accordance with the applicable rules of the Sarbanes-Oxley Act and the Nasdaq Capital Market. Mr. Yetter serves as chairman of the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee is responsible for, among other things:
•	reviewing board structure, composition and practices, and making recommendations on these matters to the board;
•	reviewing, soliciting and making recommendations to the board and stockholders with respect to candidates for election to the board;
•	overseeing compliance by the chief executive officer and senior financial officers with the Code of Ethics for the Chief Executive Officer and Senior Financial Officers; and
•	overseeing compliance by employees with the Code of Business Conduct and Ethics.
In making its recommendations to the board, the committee considers, among other things, the qualifications of individual director candidates. The committee works with the board to determine the appropriate characteristics, skills, and experiences for the board as a whole and its individual members with the objective of having a board with diverse backgrounds and experience in business, finance, and medicine. Characteristics expected of all directors include independence, integrity, high personal and professional ethics, sound business judgment, and the ability and willingness to commit sufficient time to the board. In evaluating the suitability of individual board members, the board takes into account many factors, including general understanding of marketing, finance, and other disciplines relevant to the success of a publicly traded company in today’s business environment; understanding of our business and technology; educational and professional background; personal accomplishment; and geographic, gender, age, and diversity. The board evaluates each individual in the context of the board as a whole, with the objective of recommending a group that can best perpetuate the success of our business and represent stockholder interests through the exercise of sound judgment using its diversity of experience. In determining whether to recommend a director for re-election, the committee also considers the director’s past attendance at meetings, participation in and contributions to the activities of the board, and the results of the most recent board self-evaluation. The Corporate Governance and Nominating Committee will consider director candidates recommended by stockholders submitted in accordance with our by-laws.
The information contained in this Annual Report on Form 10-K with respect to the charters of each of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee and the independence of the non-management members of the Board of Directors shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall the information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference in a filing. Our website, and the information contained in our website, is not a part of this Annual Report on Form 10-K.

Code of Ethics
We have adopted a Code of Business Conduct and Ethics that applies to all our employees, and a Supplemental Code of Ethics that specifically applies to chief executive officer and chief financial officer. This Code of Ethics is designed to comply with the Nasdaq marketplace rules related to codes of conduct. A copy of this Supplemental Code of Ethics may be obtained on our website at http://www.epicept.com. We intend to post on our website any amendments to, or waiver from, our Code of Business Conduct and Ethics or our Supplemental Code of Ethics for the benefit of our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing a similar function, and other named executives. Our website, and the information contained in our website, is not a part of this Annual Report on Form 10-K.
Compensation Discussion and Analysis
The following discussion and analysis of compensation arrangements of our named executive officers for the year ended December 31, 2008 should be read together with the compensation tables and related disclosures set forth below. This discussion contains forward looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from currently planned programs as summarized in this discussion.
Role of the Compensation Committee
Our executive compensation is administered by the Compensation Committee of the Board of Directors. The members of this committee are Robert G. Savage (Chairman) and Guy C. Jackson, each an independent, non-employee director. In 2008, the Compensation Committee met seven times and all of the members of the Compensation Committee were present during each meeting.
Under the terms of its Charter, the Compensation Committee is responsible for delivering the type and level of compensation to be granted to our executive officers. In fulfilling its role, the Compensation Committee reviews and approves for the Chief Executive Officer (CEO) and other executive officers (1) the annual base salary, (2) the annual incentive bonus, including the specific goals and amounts, (3) equity compensation, (4) employment agreements, severance arrangements and change in control arrangements and (5) any other benefits, compensation, compensation policies or arrangements.
All new employee grants, subsequent grants to existing employees and any grant to executive officers are approved by the Compensation Committee.
While management may use consultants to assist in the evaluation of the CEO or executive officer compensation, the Compensation Committee has authority to retain its own compensation consultant, as it sees fit. The Compensation Committee also has the authority to obtain advice and assistance from internal or external legal, accounting or other advisors.
During 2008, the Compensation Committee relied on compensation information produced by Radford Surveys or Radford. The Compensation Committee received the compensation recommendations from management, relevant background information on our executive officers and compensation studies conducted by Radford. The Compensation Committee then reviewed the compensation recommendation with the CEO for all executives, except for the CEO. The CEO was not present during the discussion of his compensation. The Compensation Committee then determined the compensation levels for the executive officers and reported that determination to the Board.

Compensation Objectives Philosophy
The primary objectives of the Compensation Committee with respect to executive compensation are to attract and retain the most talented and dedicated executives possible, to tie annual cash and bonuses and long-term equity incentives to achievement of measurable performance objectives, and to align executives’ incentives with stockholder value creation. To achieve these objectives, the Compensation Committee implements and maintains compensation plans that tie a substantial portion of executive officer’s overall compensation to (i) operational goals such as the establishment of operating plans and budgets, review of organization and staff and the implementation of requisite changes, (ii) strategic goals such as the establishment and maintenance of key strategic relationships, the development of our product candidates and the identification and advancement of additional product candidates and (iii) financial factors, such as success in raising capital and improving our results of operations. The Compensation Committee evaluates individual executive performance with the goal of setting compensation at levels the Compensation Committee believes are comparable with executives in other companies of similar size and stage of development operating in the biotechnology and specialty pharmaceutical industries while taking into account our relative performance and our own strategic goals.
Compensation Program
In order to achieve the above goals, our total compensation packages include base salary and annual bonus, all paid in cash, as well as long-term compensation in the form of stock options, restricted stock and restricted stock units. We believe that appropriately balancing the total compensation package is necessary in order to provide market-competitive compensation. The costs of our compensation programs are a significant determinant of our competitiveness. Accordingly, we are focused on ensuring that the balance of the various components of our compensation program is optimized to motivate employees to achieve our corporate objectives on a cost-effective basis.
Review of External Data.
The Compensation Committee obtained a survey of the compensation practices of our peers in the United States in order to assess the competitiveness of our executive compensation. In the fourth quarter of 2008, the Compensation Committee obtained data from Radford for a number of biotechnology and specialty pharmaceutical companies with less than $50.0 million in revenue, comparable numbers of employees, comparable market capitalization and/or similar product offerings (the general peer group). The peer group consists of Adolor Corporation, Anesiva, Inc., A.P. Pharma, Inc., Ariad Pharmaceuticals, Inc., BioCryst Pharmaceuticals, Inc., Cell Therapeutics, Inc., Depomed, Inc., Durect Corporation, Genta, Inc., Nastech Pharmaceutical Company, Inc., NeoPharm, Inc., Novacea, Inc., NPS Pharmaceuticals, Inc., Oxigene, Inc., Pain Therapeutics, Inc., Pozen, Inc. and Titan Pharmaceuticals, Inc. The Compensation Committee asked Radford to conduct assessments in three areas of compensation for executive positions: 1) total direct compensation (base salary) for our executive officers; 2) target total cash compensation (salary and bonus); and 3) equity grants.
For executive officers, we targeted the aggregate value of our total cash compensation (base salary and bonus) at the 50th percentile of the general peer group and long-term equity incentive compensation at the 75th percentile. The Compensation Committee strongly believes in engaging the best talent in critical functions, and this may entail negotiations with individual executives who may have significant retention packages in place with other employers. In order to attract such individuals to our Company, the Compensation Committee may determine that it is in our best interests to negotiate packages that deviate from the general principle of benchmarking our compensation on our general peer group. Similarly, the Compensation Committee may determine to provide compensation outside of the normal cycle to individuals to address retention issues.
Compensation Elements
Cash Compensation
Base Salary. Base salaries for our executive officers are established based on the scope of their responsibilities, taking into account competitive market compensation paid by other benchmark companies for similar positions. Generally, we believe that executive base salaries should be targeted near the 50th percentile of the range of salaries for executives in similar positions with similar responsibilities at our peer group companies, in line with our compensation philosophy. Base salaries are reviewed by the Compensation Committee annually, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. This review generally occurs each year in the fourth quarter for implementation in the first quarter. The Committee decided that the CEO and all executive officers would not receive a salary increase in 2009 due to the current financing environment.
Annual Bonus. The Compensation Committee has the authority to award annual performance bonuses to our executive officers and other key employees. The Compensation Committee reviews potential annual cash incentive awards for our named executive officers annually to determine award payments, if any, for the last completed fiscal year, as well as to establish award opportunities for the current year. The Compensation Committee intends to utilize annual incentive bonuses to compensate executive officers for achieving financial and operational goals and for achieving individual annual performance objectives. These objectives will vary depending on the individual executive officer, but will relate generally to (i) operational goals such as those related to operating plans and budgets, review of organization and staff and the implementation of requisite changes, (ii) strategic goals such as the establishment and maintenance of key strategic relationships, the development of our product candidates and the identification and advancement of additional product candidates and (iii) financial factors, such as success in raising capital and our results of operations. The Compensation Committee evaluates individual executive performance with the goal of setting compensation at levels the Compensation Committee believes, based on the Radford survey, are comparable with executive officers in other companies of similar size and stage of development operating in the biotechnology and specialty pharmaceutical industries while taking into account our relative performance and our own strategic goals. In 2008, the Compensation Committee awarded bonuses to certain of our executive officers. The Compensation Committee also has the ability to grant discretionary bonuses to executive officers. No discretionary bonuses were granted in 2008.

For 2008, annual cash bonus award opportunities for the named executive officers are summarized below. These awards were determined and paid in 2009, accordingly, they are not reflected in the summary compensation table.
Annual Cash Bonus Award Opportunity

		Target Performance
		% of Salary	Amount	Amount Paid
Jack Talley	FY 2008	55	$239,250	$358,875
Robert Cook	FY 2008	30	81,120	81,120
Stephane Allard	FY 2008	30	81,000	121,500
Ben Tseng	FY 2008	30	81,000	81,000
Dileep Bhagwat	FY 2008	30	81,000	121,500
Long-Term Incentive Program
We believe that long-term performance is achieved through an ownership culture that encourages such performance by our executive officers through the use of stock and stock-based awards. Our equity plans have been established to provide our employees, including our executive officers, with incentives to help align those employees’ interests with the interests of stockholders. The Compensation Committee believes that the use of stock and stock-based awards offers the best approach to achieving our compensation goals. We have historically elected to use stock options as the primary long-term equity incentive vehicle. We believe that the annual aggregate value of these awards should be set near the 75th percentile of our general peer group. Due to the early stage of our business, our desire to preserve cash, and the limited nature of our retirement benefit plans, we expect to provide a greater portion of total compensation to our executives through stock options, restricted stock units and restricted stock grants than through cash-based compensation.
Stock Options Our stock plans authorize us to grant options to purchase shares of common stock to our employees, directors and consultants. Our Compensation Committee oversees the administration of our stock option plan. Stock options may be granted at the commencement of employment, annually, occasionally following a significant change in job responsibilities or to meet other special retention objectives.
We expect to continue to use stock options as a long-term incentive vehicle because:
•	Stock options align the interests of executives with those of the stockholders, support a pay-for-performance culture, foster employee stock ownership, and focus the management team on increasing value for the stockholders.
•	Stock options are performance based, in that any value received by the recipient of a stock option is based on the growth of the stock price.
•	Stock options help to provide a balance to the overall executive compensation program as base salary and our discretionary annual bonus program focus on short-term compensation, while the vesting of stock options increases stockholders value over the longer term.
•	The vesting period of stock options encourages executive retention and the preservation of stockholder value. In determining the number of stock options to be granted to executives, we take into account the individual’s position, scope of responsibility, ability to affect profits and stockholders value and the individual’s historic and recent performance and the value of stock options in relation to other elements of the individual executive’s total compensation.
The Compensation Committee reviews and approves stock option awards to executive officers based upon a review of competitive compensation data, its assessment of individual performance, a review of each executive’s existing long-term incentives, and retention considerations. Periodic stock option grants are made at the discretion of the Compensation Committee to eligible employees and, in appropriate circumstances, the Compensation Committee considers the recommendations of members of management, particularly John V. Talley, our President and CEO.

In 2008, certain named executive officers were awarded stock options in the amounts indicated in the section entitled “Stock Option Grants to Executive Officers.” These grants included grants made in January 2008 in connection with merit-based grants made by the board of directors to certain of our executive officers, which were intended to encourage an ownership culture among our executive officers. The January 2008 grants were made to certain of our executive officers, based on performance of such executive officers and to reward our executive officers for their service and to encourage continued service with us. In September 2008, additional grants were made to certain of our executive officers, based on the performance of such executive officers in connection with their role in obtaining regulatory approval for Ceplene®. In January 2009, we granted options to purchase approximately 0.8 million shares of our common stock at an exercise price of $0.63 per share. Since these awards were delivered and granted in 2009, they are not reflected in the Summary Compensation Table or the other tables set forth below. Stock options granted by us have an exercise price equal to the fair market value of our common stock on the day of grant, typically vest monthly over a four-year period based upon continued employment, and generally expire ten years after the date of grant.
Stock Appreciation Rights Our 2005 equity incentive plan authorizes us to grant stock appreciation rights, or SARs. To date, we have not granted any SAR under our 2005 equity incentive plan. A SAR represents a right to receive the appreciation in value, if any, of our common stock over the base value of the SAR. The base value of each SAR equals the value of our common stock on the date the SAR is granted. Upon surrender of each SAR, unless we elect to deliver common stock, we will pay an amount in cash equal to the value of our common stock on the date of delivery over the base price of the SAR. SARs typically vest based upon continued employment on a pro-rata basis over a four-year period, and generally expire ten years after the date of grant. Our Compensation Committee is the administrator of our stock appreciation rights plan.
Restricted Stock and Restricted Stock Units Our 2005 equity incentive plan authorizes us to grant restricted stock and restricted stock units. In 2008, we granted 0.2 million restricted stock units with an aggregate fair market value of $0.3 million. In order to implement our long-term incentive goals, we anticipate granting restricted stock units in the future in conjunction with stock options.
Other Compensation
Our executive officers, who are parties to employment agreements, will continue to be parties to such employment agreements in their current form until such time as the Compensation Committee determines in its discretion that revisions to such employment agreements are advisable. In addition, consistent with our compensation philosophy, we intend to continue to maintain our current benefits for our executive officers, including medical, dental, vision and life insurance coverage and the ability to contribute to a 401(k) retirement plan; however, the Compensation Committee in its discretion may revise, amend or add to the officer’s executive benefits if it deems it advisable. We believe these benefits are currently comparable to the median competitive levels for comparable companies. We have no current plans to change either the employment agreements (except as required by law or as required to clarify the benefits to which our executive officers are entitled as set forth herein) or levels of benefits provided thereunder.

Executive Compensation
The following table sets forth the compensation earned for services rendered to us in all capacities by our chief executive officer and certain executive officers whose total cash compensation exceeded $100,000 for the year ended December 31, 2008, collectively referred to in this annual report as the “named executive officers.”
Summary Compensation Table

							Change in
							pension
							value and
							nonqualified
						Non-Equity	deferred
				Stock	Option	Incentive Plan	compensation	All Other
		Salary	Bonus	Awards	Awards	Compensation	earnings	Compensation		Total
Name/Principal Position	Year	($)	($)(1)	($)(2)	($)(3)	($)	($)	($)		($)

John V. Talley	2008	435,000	200,000	24,878	1,172,991	—	—	37,776	(4)	1,870,645
President and	2007	400,000	175,000	24,890	1,317,625	—	—	49,685	(4)	1,967,200
Chief Executive Officer	2006	350,000	425,000	—	2,633,639	—	—	53,331	(4)	3,461,970

Robert W. Cook	2008	270,400	65,000	5,747	218,946	—	—	15,891	(5)	575,983
Chief Financial Officer,	2007	260,000	46,875	5,755	156,734	—	—	24,657	(5)	494,021
Senior Vice President	2006	250,000	137,500	—	369,260	—	—	25,908	(5)	782,668
Finance & Administration

Ben Tseng	2008	270,000	62,500	6,623	108,504	—	—	27,978	(5)	475,605
Chief Scientific Officer	2007	250,000	43,000	6,658	34,869	—	—	27,210	(5)	361,737
	2006	218,625	43,000	—	33,480	—	—	33,161	(5)	328,266

Stephane Allard	2008	270,000	52,083	—	125,600	—	—	16,476	(5)	464,159
Chief Medical Officer	2007	213,182	—	—	21,350	—	—	15,136	(5)	249,668
	2006	—	—	—	—	—	—	—		—

Dileep Bhagwat	2008	270,000	93,750	8,620	193,463	—	—	26,476	(5)	592,308
Senior Vice President,	2007	250,000	57,200	8,623	97,702	—	—	25,813	(5)	333,013
Pharmaceutical Development	2006	211,459	57,200	—	196,353	—	—	25,452	(5)	490,464

(1)	Annual cash bonus awards are determined and paid based on the executive’s performance during the previous year.

(2)	This column represents the dollar amount recognized for consolidated financial statement reporting purposes for the fair value of restricted stock vesting for the named executive officers in 2008

(3)	This column represents the dollar amount recognized for consolidated financial statement reporting purposes for the fair value of stock options vesting for the named executive officers in 2008. The fair value, a non-cash expense, was estimated using the Black-Scholes option-pricing method in accordance with SFAS No. 123R.

(4)	Includes premiums for health benefits, life and disability insurance and automobile allowance paid on behalf of Mr. Talley.

(5)	Includes premiums for health benefits and for life and disability insurance paid on behalf of the named executive officer.

Option Grants in Last Fiscal Year (2008)
During 2008, the Company granted approximately 2.4 million stock options, restricted stock, and restricted stock units to employees and directors, of which approximately 1.4 million were to the below named executive officers.
Grants of Plan-Based Awards

						All Other Stock	All Other Option		Grant Date
						Awards:	Awards:	Exercise	Fair Value of
			Estimated Future Payouts Under			Number of	Number of Shares	Price of	Stock and
		Approval	Equity Incentive Plan			Shares of Stock	Underlying	Option	Option
Name	Grant Date	Date	Threshold	Target	Maximum	or Units (2)	Options	Awards (1)	Awards
John V. Talley	01/07/2008	01/05/2008	0	0	0	87,500	350,000	$1.34	$294,210
	09/08/2008	09/08/2008	0	0	0	0	75,000	$0.63	$35,168

Robert Cook	01/07/2008	01/05/2008	0	0	0	31,900	127,700	$1.34	$107,345
	09/08/2008	09/08/2008	0	0	0	0	15,000	$0.63	$7,034

Ben Tseng	01/07/2008	01/05/2008	0	0	0	31,900	127,700	$1.34	$107,345
	09/08/2008	09/08/2008	0	0	0	0	15,000	$0.63	$7,034

Stephane Allard	01/07/2008	01/05/2008	0	0	0	31,900	127,700	$1.34	$107,345
	09/08/2008	09/08/2008	0	0	0	0	50,000	$0.63	$23,445

Dileep Bhagwat	01/07/2008	01/05/2008	0	0	0	31,900	127,700	$1.34	$107,345
	09/08/2008	09/08/2008	0	0	0	0	50,000	$0.63	$23,445

(1)	The exercise price of the options was equal to the market value of our common stock on the date of the grant.

(2)	Represents a restricted stock unit award that vests on the four (4) year anniversary of the Date of Grant, provided the executive officer’s service has not terminated prior to such vesting date.

Aggregate Option Exercises in Last Fiscal Year (2008) and Values at December 31, 2008
None of the named executive officers exercised any options in 2008. The named executive officers in the “Grants of Plan-Based Awards Table” above, received an aggregate of 31,416 shares of common stock representing the vested portion of their restricted stock grant in 2007.
Outstanding Equity Awards at December 31, 2008

	Option Awards					Stock Awards
									Equity Incentive
			Equity Incentive					Equity Incentive	Plan Awards:
			Plan Awards:				Market	Plan Awards:	Market or
			Number of			Number of	Value of	Number of	Payout Value of
	Number of Securities		Securities			Shares or	Shares or	Unearned	Unearned
	Underlying		Underlying			Units of	Units of	Shares, Units or	Shares, Units or
	Unexercised Options		Unexercised	Option	Option	Stock	Stock	Other Rights	Other Rights
	Number	Number	Unearned	Exercise	Expiration	That have	That have	That have	That have
Name	Exercisable	Unexercisable	Options	Price	Date	Not Vested	Not Vested	Not Vested	Not Vested

John V. Talley	83,083	—	—	$1.20	11/1/2011	—	—	—	—
	2,084	—	—	$1.20	1/1/2012	—	—	—	—
	83,333	—	—	$1.20	1/1/2012	—	—	—	—
	1,242,655	—	—	$5.84	1/4/2016	—	—	—	—
	136,828	136,837	—	$1.46	1/8/2017	34,080	$21,811	—	—
	87,491	262,509	—	$1.34	1/7/2018	87,500	$56,000	—	—
	75,000	—	—	$0.63	9/8/2018	—	—	—	—

Robert Cook	171,897	39,670	—	$5.84	1/4/2016	—	—	—	—
	31,124	31,126	—	$1.46	1/8/2017	7,872	$5,038	—	—
	31,922	95,778	—	$1.34	1/7/2018	31,900	$20,416	—	—
	15,000	—	—	$0.63	9/8/2018	—	—	—	—

Ben Tseng	10,198	—	—	$8.68	3/8/2010	—	—	—	—
	2,039	—	—	$24.76	9/10/2011	—	—	—	—
	305	—	—	$33.83	9/1/2013	—	—	—	—
	285	—	—	$32.90	9/1/2014	—	—	—	—
	5,099	—	—	$10.69	10/20/2014	—	—	—	—
	15,000	5,000	—	$5.84	1/5/2016	—	—	—	—
	36,832	36,833	—	$1.46	1/8/2017	9,072	$5,806	—	—
	31,922	95,778	—	$1.34	1/7/2018	31,900	$20,416	—	—
	15,000	—	—	$0.63	9/8/2018	—	—	—	—

Stephane Allard	45,831	54,169	—	$1.63	3/23/2017	—	—	—	—
	31,922	95,778	—	$1.34	1/7/2018	31,900	$20,416	—	—
	50,000	—	—	$0.63	9/8/2018	—	—	—	—

Dileep Bhagwat	91,406	21,094	—	$5.84	1/4/2016	—	—	—	—
	47,881	47,884	—	$1.46	1/8/2017	11,808	$7,557	—	—
	31,922	95,778	—	$1.34	1/7/2018	31,900	$20,416	—	—
	50,000	—	—	$0.63	9/8/2018	—	—	—	—
Employment Agreements and Potential Payments Upon Termination or Change-in-Control
We believe that reasonable and appropriate severance and change-in-control benefits are appropriate to protect our named executives against circumstances over which they have no control. Furthermore, we believe change-in-control severance payments align the named executives’ interests with our own by enabling the named executive to evaluate a transaction in the best interests of our shareholders and our other constituents without undue concern over whether the transaction may jeopardize the named executive’s own employment.
We have entered into employment agreements with Messrs. John V. Talley and Robert W. Cook, each dated as of October 28, 2004. Effective January 4, 2006, pursuant to their employment agreements, Messrs. Talley and Cook received base salaries of $350,000 and $250,000, respectively. For 2008, Messrs. Talley and Cook will receive a base salary of $424,000, and $270,400, respectively. Each employment agreement also provides for discretionary bonuses and stock option awards and reimbursement of reasonable expenses incurred in connection with services performed under each officer’s respective employment agreement. The discretionary bonuses and stock options are based on performance standards determined by our Board. Individual performance is determined based on quantitative and qualitative objectives, including our operating performance relative to budget and the achievement of certain milestones largely related to the clinical development of our products and licensing activities. The future objectives will be established by our Board. In addition, Mr. Talley’s employment agreement provides for automobile benefits and term life and long term disability insurance coverage. Both employment agreements expired on December 31, 2007 but are automatically extended for unlimited additional one-year periods.

The information below describes and quantifies certain compensation that would become payable under each of Messrs. Talley and Cook’s respective employment agreements if, as of December 31, 2008, his employment had been terminated or there was a change in control. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be different. Factors that could affect these amounts include the timing during the year of any such event.
Termination for any Reason. Upon termination for any reason and in addition to any other payments disbursed in connection with termination, Mr. Talley and Mr. Cook are entitled to:
•	receive payment of his applicable base salary through the termination date;
•	the balance of any annual, long-term or incentive award earned in any period prior to the termination date; and
•	a lump-sum payment for any accrued but unused vacation days.
Termination due to Death or Disability. If termination occurs due to death or disability, Mr. Talley is or his estate is entitled to:
•	a lump-sum payment equal to one-third of his base salary times a fraction, the numerator being the number of days he was employed in the calendar year of termination and the denominator being the number of days in that year;
•	have 50% of outstanding stock options that are not then vested or exercisable become vested and exercisable as of the termination date;
•	have the remaining outstanding stock options that are not then vested or exercisable become vested and exercisable ratably and quarterly for two years following the termination date; and
•	have each outstanding stock option remain exercisable for all securities for the later of (i) the 90th day following the date that the option becomes fully vested and exercisable and (ii) the first anniversary of the termination date.
If termination occurs due to death or disability, Mr. Cook or his estate is entitled to receive the same benefits as Mr. Talley, except the equation for his lump-sum payment is based on one-fourth of his base salary.
Termination Without Cause. If Mr. Talley is terminated without cause or the term of his agreement is not extended pursuant to the employment agreement, he is entitled to receive payments equal to:
•	the payments he would receive if he were terminated due to death or disability; and
•	a lump-sum payment equal to one and one-third times his base salary times the number of whole and partial months remaining in the term of the agreement (but no more than 12 and no less than 6) divided by 12.
If Mr. Cook is terminated without cause or the term of his agreement is not extended pursuant to the employment agreement, he is entitled to the same benefits as Mr. Talley, but the equation for his lump-sum payment is based on one and one-fourth times his base salary.
Change-in-Control Arrangements. If Mr. Talley is terminated in anticipation of, or within one year following, a change of control, he is entitled to:
•	a lump-sum payment equal to one and one third times his base salary times the number of whole and partial months remaining in the term of the agreement (but not less than 24) divided by 12;
•	have 50% of outstanding stock options that are not then vested or exercisable become vested and exercisable as of the termination date;
•	the remaining outstanding stock options that are not then vested or exercisable become vested and exercisable ratably and monthly for the first year following the termination date; and
•	have each outstanding stock option remain exercisable for all securities for the later of (i) the 90th day following the date that the option becomes fully vested and exercisable and (ii) the first anniversary of the termination date.

If Mr. Cook is terminated in anticipation of, or within one year following, a change of control, he is entitled to the same benefits as Mr. Talley, except his lump sum is equal to one and one-fourth times his base salary times the number of whole and partial months remaining in the term of the agreement (but no more than 18 and no less than 12) divided by 12.
The following table summarizes the potential payments to our named executive officers with whom we have entered into employment agreements, assuming that such events occurred as of December 31, 2008.

					Accelerated
				Vested	Vesting of
	Severance		Benefit	Incentive	Incentive
	Amounts	Benefits	Continuation	Units	Units	Total
	($)	($)	($)	($)	($)	($)
John V. Talley
Termination for any reason (other than without cause or for good reason)	$50,192	$—	$—	$750	$—	$50,942
Termination without cause or for good reason	$435,000	$—	$—	$750	$—	$435,750
Change in control	1,159,971	$—	$—	$750	$—	$1,160,721

Robert W. Cook
Termination for any reason (other than without cause or for good reason)	$31,200	$—	$—	$150	$—	$31,350
Termination without cause or for good reason	$259,133	$—	$—	$150	$—	$259,283
Change in control	$338,000	$—	$—	$150	$—	$338,150
Stock Option Plans
2005 Equity Incentive Plan
Please see the description of the 2005 Equity Incentive Plan under Proposal Four in this proxy statement.
1995 Stock Option Plan
The 1995 Stock Option Plan, as amended, was approved by our board of directors in November 1995, and subsequently amended in April 1997, March 1999, February 2002 and June 2002. A total of 797,080 shares of our common stock were authorized for issuance under the 1995 Stock Option Plan. As of December 31, 2008 and 2007, 251,943 shares were available for issuance under the 1995 Stock Option Plan. We do not plan to grant any further options from this plan.
The purpose of the 1995 Stock Option Plan was to provide us and our stockholders the benefits arising out of capital stock ownership by our employees, officers, directors, consultants and advisors and any of our subsidiaries, who are expected to contribute to our future growth and success. The 1995 Stock Option Plan provides for the grant of non-statutory stock options to our (and our majority-owned subsidiaries’) employees, officers, directors, consultants or advisors, and for the grant of incentive stock options meeting the requirements of Section 422 of the Internal Revenue Code to our employees and employees of our majority-controlled subsidiaries.

A committee duly appointed by our board of directors administered the 1995 Stock Option Plan. The committee has the authority to (a) construe the respective option agreements and the terms of the plan; (b) prescribe, amend and rescind rules and regulations relating to the plan; (c) determine the terms and provisions of the respective option agreements, which need not be identical; (d) make all other determinations in the judgment of the committee necessary or desirable for the administration of the plan. From and after the registration of our common stock under the Securities Exchange Act of 1934, the selection of a director or an officer who is a “reporting person” under Section 16(a) of the Exchange Act as a recipient of an option, the timing of the option grant, the exercise price of the option and the number of shares subject to the option shall be determined by (a) the committee of the Board, each of which members shall be an outside director or (b) by a committee consisting of two or more directors having full authority to act in the matter, each of whom shall be an outside director.
The committee shall determine the exercise price of stock options granted under the 1995 Stock Option Plan, but with respect to all incentive stock options, the exercise price must be at least equal to the fair market value of our common stock on the date of the grant or, in the case of grants of incentive stock options to holders of more than 10% of the total combined voting power of all classes of our stock (“10% owners”), at least equal to 110% of the fair market value of our common stock on the date of the grant.
The committee shall determine the term of stock options granted under the 1995 Stock Option Plan, but such date shall not be later than 10 years after the date of the grant, except in the case of incentive stock options granted to 10% owners in which case such date shall not be later than five years after the date of the grant.
Each option granted under the 1995 Stock Option Plan is exercisable in full or in installments at such time or times and during such period as is set forth in the option agreement evidencing such option, but no option granted to a “reporting person” shall be exercisable during the first six months after the grant.
No optionee may be granted an option to purchase more than 350,000 shares in any fiscal year. In addition, no incentive stock option may be exercisable for the first time in any one calendar year for shares of common stock with an aggregate fair market value (as of the date of the grant) of more than $100,000.
The 1995 Stock Option Plan generally does not allow for the transfer of options and only the optionee may exercise an option during his or her lifetime.
An optionee may exercise an option at any time within three months following the termination of the optionee’s employment or other relationship with us or within one year if such termination was due to the death or disability of the optionee, but except in the case of the optionee’s death, in no event later than the expiration date of the option. If the termination of the optionee’s employment is for cause, the option expires immediately upon termination.
The 1995 Stock Option Plan automatically terminated on November 14, 2005.
2005 Employee Stock Purchase Plan
The 2005 Employee Stock Purchase Plan was adopted on September 1, 2005 and approved by the stockholders on September 5, 2005. The Employee Stock Purchase Plan became effective at the effective time of the merger with Maxim and a total of 500,000 shares of our common stock have been reserved for sale.
Our board of directors or a committee of the board will administer the 2005 Employee Stock Purchase Plan. Our board of directors or the committee will have full and exclusive authority to interpret the terms of the 2005 Employee Stock Purchase Plan and determine eligibility.
All of our employees are eligible to participate if they are customarily employed by us or any participating subsidiary for at least 20 hours per week and more than five months in any calendar year. However, an employee may not be granted an option to purchase stock if such employee:
•	immediately after the grant owns stock possessing 5% or more of the total combined voting power or value of all classes of our capital stock, or
•	whose rights to purchase stock under all of our employee stock purchase plans accrues at a rate that exceeds $25,000 worth of stock for each calendar year.

The 2005 Employee Stock Purchase Plan is intended to qualify under Section 423 of the Internal Revenue Code and generally provides for six-month offering periods beginning on January 1 and July 1 of each calendar year, commencing on January 1, 2006 or such other date as may be determined by the committee appointed by us to administer the 2005 Employee Stock Purchase Plan. The plan commenced on November 16, 2007.
The 2005 Employee Stock Purchase Plan permits participants to purchase common stock through payroll deductions from their eligible compensation, which includes a participant’s base salary, wages, overtime pay, shift premium and recurring commissions, but does not include payments for incentive compensation or bonuses.
Amounts deducted and accumulated by the participant are used to purchase shares of our common stock at the end of each six-month purchase period. The price is 85% of the lower of the fair market value of our common stock at the beginning of an offering period or end of an offering period. Participants may end their participation at any time during an offering period, and will be paid their payroll deductions to date. Participation ends automatically upon termination of employment with us.
A participant may not transfer rights granted under the 2005 Employee Stock Purchase Plan other than by will, the laws of descent and distribution or as otherwise provided under the 2005 Employee Stock Purchase Plan.
Our board of directors has the authority to amend or terminate the 2005 Employee Stock Purchase Plan, except that, subject to certain exceptions described in the 2005 Employee Stock Purchase Plan, no such action may adversely affect any outstanding rights to purchase stock under the 2005 Employee Stock Purchase Plan.
2009 Employee Stock Purchase Plan
Please see the description of the 2009 Employee Stock Purchase Plan under Proposal Five in this proxy statement.
401(k) Plan
In January 2007, we adopted a new Retirement Savings and Investment Plan, the 401(k) Plan, whereby the two previously existing plans were terminated. The 401(k) Plan provides for matching contributions by us in an amount equal to the lesser of 50% of the employee’s deferral or 3% of the employee’s qualifying compensation. The 401(k) Plan is intended to qualify under Section 401(k) of the Internal Revenue Code, so that contributions to the 401(k) Plan by employees or by us, and the investment earnings thereon, are not taxable to the employees until withdrawn. If the 401(k) Plan qualifies under Section 401(k) of the Internal Revenue Code, the contributions will be tax deductible by us when made. Our employees may elect to reduce their current compensation by up to the statutorily prescribed annual limit of $15,500 if under 50 years old and $20,500 if over 50 years old in 2008 and to have those funds contributed to the 401(k) Plan.
In 1998, we adopted a Retirement Savings and Investment Plan, the old EpiCept 401(k) Plan, covering its full-time employees located in the United States. The old EpiCept 401(k) Plan was intended to qualify under Section 401(k) of the Internal Revenue Code, so that contributions to the 401(k) Plan by employees or by us, were the investment earnings thereon, are not taxable to the employees until withdrawn. The old EpiCept 401(k) Plan was terminated in January 2007.
Upon the completion of the merger with Maxim on January 4, 2006, we adopted and continued the existing 401(k) retirement plan, the Maxim 401(k) Plan, under which employees of our San Diego office who met the eligibility requirements may participate and contribute to the 401(k) Plan. The Maxim 401(k) Plan was terminated in January 2007.
Director Compensation
We compensate our non-employee directors in cash, stock options and restricted stock units. We also reimburse our non-employee directors for their expenses incurred in connection with attending board and committee meetings.
For 2008, the compensation committee retained Radford to analyze the Company’s non-executive director and chairman compensation. The committee determined that cash compensation should be benchmarked to the 50th percentile and that equity-based compensation should be benchmarked to the 75th percentile for comparable companies in the biotechnology and specialty pharmaceutical industries. As a result of that analysis, the board approved a 2008 annual equity grant for each named director and for the chairman of 37,500 shares and 88,362 shares, respectively, vesting over two years. Eighty percent of the annual director equity grant was in the form of stock options and the remainder was comprised of restricted stock units.

The following table set forth all material Director compensation information during the year ended December 31, 2008:
Director Compensation Table

					Change in pension
					value and
					nonqualified
	Fees Earned			Non-equity	deferred
	or Paid in	Stock	Option	Incentive plan	compensation	All Other
	Cash (1)	Awards ($)(2)	Awards ($) (3)	compensation($)	earnings($)	Compensation	Total
Robert G. Savage	$32,000	2,078	$40,719	$—	$—	$—	$74,797
Guy C. Jackson	27,250	883	31,796	—	—	—	59,929
Gerhard Waldheim	21,000	883	23,712	—	—	—	45,595
John Bedard (4)	21,000	883	25,733	—	—	—	47,616
Wayne P. Yetter	25,500	883	28,203	—	—	—	54,586

(1)	This column reports the amount of cash compensation earned in 2008 for Board and committee service.

(2)	This column represents the dollar amount recognized for consolidated financial statement reporting purposes for the fair value of restricted stock units vesting for the named directors in 2008.

(3)	This column represents the dollar amount recognized for consolidated financial statement reporting purposes for the fair value of stock options vesting for the directors in 2008. The fair value, a non-cash expense, was estimated using the Black-Scholes option-pricing method in accordance with FAS 123R.

(4)	Resigned from the Board of Directors effective February 3, 2009.
In 2008, each non-employee director received an annual retainer of $25,000. The chairperson of the board received an additional annual retainer of $15,000, the chairperson of the audit committee received an additional annual retainer of $10,000 and the chairperson of each of the other committees received an additional annual retainer of $7,500. Each non-employee director also received $1,500 for their attendance at each board meeting, $750 for their participation in each telephonic board meeting, $750 for their attendance at each committee meeting and $500 for their participation in a telephonic committee meeting. In June 2008, each non-employee director, in lieu of the value of the cash fees earned for the first half of 2008, was granted an option to purchase our common stock having a fair value equivalent to the cash fees earned using the Black-Scholes option pricing method. The board agreed to accept equity in lieu of cash fees in an effort to conserve our cash for our operating and debt service requirements. We have in the past granted non-employee directors restricted stock units and options to purchase our common stock pursuant to the terms of our 2005 Equity Incentive Plan. Upon joining the board, each member received 35,000 options and the chairman received 100,000 options each, vesting over three years. Annually thereafter, each director and chairperson will receive equity compensation in amounts to be determined annually by the Compensation Committee. Typically such equity compensation vests over two years. The option and restricted stock unit awards to the directors in 2008 represent awards to Messrs. Savage, Jackson, Waldheim, Bedard and Yetter. The value of the options and restricted stock units granted to non-employee directors set forth in the Director Compensation Table above reflect grants of options and restricted stock units to compensate for their service and were issued at the market value of our common stock at the date of grant.
Tax Implications of Executive Compensation
We do not believe that Section 162(m) of the Internal Revenue Code, which limits deductions for executive compensation paid in excess of $1.0 million, is applicable to us, and accordingly, our Compensation Committee did not consider its impact in determining compensation levels for our named executive officers in 2008.

Accounting Implications of Executive Compensation
Effective January 1, 2006, we were required to recognize compensation expense of all stock-based awards pursuant to the principles set forth in Statements of Financial Accounting Standards No. 123R Share-Based Payments (“SFAS No. 123R”). The Summary Compensation and Director Compensation Tables used the principles set forth in FAS 123R to recognize expense for new awards granted after January 1, 2006 and for unvested awards as of January 1, 2006. The non-cash stock compensation expense for stock-based awards that we grant is generally recognized ratably over the requisite vesting period. We continue to believe that stock options, restricted stock, restricted stock units and other forms of equity compensation are an essential component of our compensation strategy, and we intend to continue to offer these awards in the future.
Compensation Committee Interlocks and Insider Participation
All members of the Compensation Committee of the Board of Directors during the fiscal year ended December 31, 2008 were independent directors and none of them were our employees or our former employees. During the fiscal year ended December 31, 2008, none of our executive officers served on the Compensation Committee (or equivalent), or the board of directors, of another entity whose executive officers served on the Compensation Committee of our board of directors.
Compensation Committee Report
The Compensation Committee of the Board has reviewed and discussed with management the Compensation Discussion and Analysis above, and based on such discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in our annual report on Form 10-K.
Respectfully Submitted by:
MEMBERS OF THE COMPENSATION COMMITTEE
Robert G. Savage
Guy C. Jackson

Equity Compensation Plans
The following table provides certain information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2008.

Number of securities
	Number of securities to		remaining available for
	be issued upon	Weighted-average	issuance under equity
	exercise of	exercise price of	compensation plans
	outstanding options,	outstanding options,	(excluding securities
	warrants and rights	warrants and rights	reflected in column (a))
Plan Category	(a)	(b)	(c)
Total equity compensation plans approved by stockholders	5,960,607	$3.98	1,235,746
Equity compensation plans not approved by stockholders (1)	—	$—	1,000,000

(1)	On December 19, 2008, our Board of Directors approved our 2009 Employee Stock Purchase Plan, or the 2009 Plan, including the reservation of 1,000,000 shares of our common stock, par value $0.0001 per share, for issuance thereunder. A registration statement on Form S-8 with respect to the plan was filed on December 23, 2008. The 2009 Plan is intended to comply with the provisions of Section 423 of the Internal Revenue Code of 1986, as amended. The 2009 Plan became effective on January 1, 2009, and is subject to stockholder approval at our 2009 Annual Meeting of Stockholders.

Independent Registered Public Accounting Firm
We retained Deloitte & Touche LLP as our independent registered public accounting firm to audit our consolidated financial statements for the years ended December 31, 2008, 2007 and 2006.
To ensure the independence of the firm selected to audit the Company’s annual consolidated financial statements, the audit committee of the Board of Directors has established a policy allowing it to review in advance and either approve or disapprove any audit, audit-related, internal control-related, tax or non-audit service to be provided to us by Deloitte & Touche LLP. Annually and generally, in the early part of each fiscal year, the audit committee will approve the engagement of the independent registered public accounting firm to perform the annual audit of our consolidated financial statements, to provide an annual attestation report on management’s evaluation of the Company’s internal controls over financial reporting, if required, and to review our interim consolidated financial statements.
Independent Registered Public Accounting Firm Fees
The aggregate fees billed for professional services by Deloitte & Touche LLP in 2008 and 2007 for various services were:

Types of Fees	2008	2007
	(in thousands)
Audit Fees (1)	$413	$1,023
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total	$413	$1,023

(1)	Fees for services to perform an audit or review in accordance with generally accepted auditing standards and services that generally only our independent registered public accounting firm can reasonably provide, such as the audit of our consolidated financial statements, the review of the consolidated financial statements included in our quarterly reports on Form 10-Q, consents relating to the filing of registration statements, issuance of a comfort letter and for services that are normally provided by independent registered public accounting firms in connection with statutory and regulatory engagements.

PROPOSAL TWO:
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board and the Audit Committee have selected Deloitte & Touche LLP as the independent registered public accounting firm to perform the audit of our consolidated financial statements for the year ended December 31, 2009. Deloitte & Touche LLP was our independent registered public accounting firm for the year ended December 31, 2008. The firm is a registered public accounting firm with the Public Company Accounting Oversight Board (the “PCAOB”), as required by the Sarbanes-Oxley Act of 2002 and the Rules of the PCAOB.
Deloitte & Touche LLP representatives are not expected to attend the 2009 Annual Meeting.
We are asking our stockholders to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm. Although ratification is not required by our by-laws or otherwise, the Board is submitting the selection of Deloitte & Touche LLP to our stockholders for ratification as a matter of good corporate practice. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.
THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION
OF THE SELECTION OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR THE YEAR ENDED DECEMBER 31, 2009.

PROPOSAL THREE:
AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO INCREASE
THE NUMBER OF AUTHORIZED SHARES OF CAPITAL STOCK
The Board approved the submission to the stockholders of an amendment to EpiCept’s Second Amended and Restated Certificate of Incorporation to increase the number of authorized shares of capital stock of EpiCept from 180,000,000 (consisting of (i) 175,000,000 shares of common stock of the Company, par value $0.0001 per share, and (ii) 5,000,000 shares of preferred stock of the Company, par value $0.0001 per share) to 230,000,000 (consisting of (i) 225,000,000 shares of common stock of the Company, par value $0.0001 per share, and (ii) 5,000,000 shares of preferred stock of the Company, par value $0.0001 per share).
As of April 2, 2009, there were outstanding 115,920,946 shares of common stock and an additional 12,500 shares were held in the treasury. Of the 59,066,554 authorized and unissued shares on that date, 7,779,206 shares were reserved for issuance under EpiCept’s 2005 Equity Incentive Plan, 1995 Stock Option Plan, 2005 Employee Stock Purchase Plan, and the employee stock options issued in connection with the acquisition of Maxim Pharmaceuticals, Inc. In addition, 38,819,991 shares were reserved for issuance pursuant to various private placements and other financing arrangements. As of April 2, 2009, 12,467,357 unissued shares were available for issuance (giving effect to the reservation of shares for issuance).
There are no existing plans, arrangements or understandings relating to the issuance of any of the authorized but unissued shares that would be available as a result of the proposed increase in authorized shares of capital stock from 180,000,000 shares to 230,000,000 shares.
The additional shares of common stock to be authorized by the amendment will, if and when issued, be identical to the shares of common stock now authorized and outstanding. The increase in authorized shares will not affect the terms or the rights of holders of existing shares of common stock. Depending on the circumstances, any subsequent issuance of common stock could have a dilutive effect on existing stockholders by decreasing the percentage ownership in EpiCept (for voting, distributions and other purposes) represented by an existing share of common stock. Holders of common stock have no preemptive rights.
The Board of Directors has sole discretion to issue authorized but uncommitted shares of common stock from time to time for any corporate purpose, including in reaction to any unsolicited acquisition proposal, without further action by the stockholders, subject to requirements of corporate law and Nasdaq and OMX Nordic Exchange as well as any other exchanges on which EpiCept’s common stock may be listed.
THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE AMENDMENT OF THE
CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF CAPITAL STOCK.

PROPOSAL FOUR:
AMENDMENT OF THE 2005 EQUITY INCENTIVE PLAN TO INCREASE
THE NUMBER OF AVAILABLE SHARES
On March 11, 2009, the Board of Directors approved the submission to the stockholders of an amendment to EpiCept’s 2005 Equity Incentive Plan (Amended and Restated May 23, 2007). The amendment, subject to stockholder approval, would increase the number of shares of common stock available for awards under the plan from 7,000,000 to 13,000,000. The Board directed that this amendment be presented for approval at EpiCept’s 2009 Annual Meeting of Stockholders.
We believe that long-term performance is achieved through an ownership culture that encourages such performance by our executive officers through the use of stock and stock-based awards. Our equity plans have been established to provide our employees, including our executive officers, with incentives to help align those employees’ interests with the interests of stockholders. The Compensation Committee believes that the use of stock and stock-based awards offers the best approach to achieving our compensation goals. We have historically elected to use stock options as the primary long-term equity incentive vehicle. We believe that the annual aggregate value of these awards should be set near the 75th percentile of our general peer group. Due to the early stage of our business, our desire to preserve cash, and the limited nature of our retirement benefit plans, we expect to provide a greater portion of total compensation to our executives through stock options and restricted stock grants than through cash-based compensation. The Board believes that adding 6,000,000 shares to the 2005 Equity Incentive Plan is in the best interests of the Company because it will permit the Company to attract and retain key employees by providing them with appropriate equity incentives. The 2005 Equity Incentive Plan plays an important role in the Company’s efforts to attract and retain employees of outstanding ability.
2005 Equity Incentive Plan
The 2005 Equity Incentive Plan was adopted on September 1, 2005, approved by stockholders on September 5, 2005 and amended and restated on May 23, 2007. EpiCept’s Equity Incentive Plan provides for the grant of incentive stock options, within the meaning of Section 422 of the United States Internal Revenue Code (the “Code”), to EpiCept’s employees and its parent and subsidiary corporations’ employees, and for the grant of nonstatutory stock options, restricted stock, stock units and cash awards to its employees, directors and consultants and its parent and subsidiary corporations’ employees and consultants. Any awards granted under the Plan may be granted in a manner such that they qualify as performance-based awards under the Code. A summary of the significant features of the 2005 Equity Incentive Plan is provided below, but is qualified in its entirety by the full text of the Plan attached as Appendix A to this proxy statement.
A total of 7,000,000 shares of our common stock are reserved for issuance pursuant to the 2005 Equity Incentive Plan. As of April 2, 2009, options to purchase 7,779,206 shares were outstanding, including 7,000,000 under the 2005 Equity Incentive Plan. As of April 20, 2009, no shares remain available for future awards under the plan.
A committee (the “Committee”), appointed by our Board of Directors from among its members, administers the 2005 Equity Incentive Plan. In the case of options intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Committee will consist of two or more “outside directors” within the meaning of Section 162(m) of the Code. The Committee has the power to determine the terms of the awards, including the exercise price, the number of shares subject to each such award, the exercisability of the awards and the form of consideration, if any, payable upon exercise. The Committee also has the authority to institute an exchange program by which outstanding awards may be surrendered in exchange for awards with a lower exercise price. Notwithstanding the Committee’s broad authority under the 2005 Equity Incentive Plan, EpiCept is prohibited from repricing stock options without stockholder approval because:
•	Nasdaq rules prohibit repricing stock options without stockholder approval unless the plan expressly authorizes such repricings, and

•	EpiCept’s 2005 Equity Incentive Plan does not expressly reserve such repricing authority for the Compensation Committee without stockholder approval.
The Committee will determine the exercise price of options granted under the 2005 Equity Incentive Plan, but with respect to nonstatutory stock options intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code and all incentive stock options, the exercise price must at least be equal to the fair market value of our common stock on the date of grant. The term of an incentive stock option may not exceed ten years, except that with respect to any participant who owns 10% of the voting power of all classes of our outstanding stock, the term must not exceed five years and the exercise price must equal at least 110% of the fair market value on the grant date. The Committee determines the term of all other options.

Shares of common stock issued under the plan may be authorized but unissued shares, treasury shares or any combination thereof. If any award granted under the plan terminates or expires prior to its exercise, the shares covered by the award will again be available for grant under the plan. No more than 1,500,000 shares of common stock may be subject to stock options awarded in any calendar year to an individual subject to Section 162(m) of the Code, as amended.
The closing price of EpiCept common stock on April 1, 2009, as reported on The Nasdaq Capital Market was $0.59 per share. As of April 2, 2009, there were four non-employee directors (Messrs. Jackson, Savage, Waldheim and Yetter) and approximately 20 employees and consultants who were potentially eligible to participate in the plan.
Types of Awards Presently Authorized Under the 2005 Equity Incentive Plan
Set forth below is a description of the types of awards that may be granted under the Plan.
Stock Options
Stock options may be granted under the 2005 Equity Incentive Plan. Stock options may be granted at the commencement of employment, annually, occasionally following a significant change in job responsibilities or to meet other special retention objectives. The Compensation Committee reviews and approves stock option awards to executive officers based upon a review of competitive compensation data, its assessment of individual performance, a review of each executive’s existing long-term incentives, and retention considerations. Periodic stock option grants are made at the discretion of the Compensation Committee to eligible employees and, in appropriate circumstances, the Compensation Committee considers the recommendations of members of management, such as John V. Talley, our President and CEO.
We expect to continue to use stock options as a long-term incentive vehicle because:
•	Stock options align the interests of executives with those of the stockholders, support a pay-for-performance culture, foster employee stock ownership, and focus the management team on increasing value for the stockholders.

•	Stock options are performance based. All the value received by the recipient of a stock option is based on the growth of the stock price.

•	Stock options help to provide a balance to the overall executive compensation program as base salary and our discretionary annual bonus program focus on short-term compensation, while the vesting of stock options increases stockholder value over the longer term.

•	The vesting period of stock options encourages executive retention and the preservation of stockholder value. In determining the number of stock options to be granted to executives, we take into account the individual’s position, scope of responsibility, ability to affect profits and stockholder value and the individual’s historic and recent performance and the value of stock options in relation to other elements of the individual executive’s total compensation.
Restricted Stock
Restricted stock may be granted under the 2005 Equity Incentive Plan. Restricted stock awards are shares of our common stock that vest in accordance with terms and conditions established by the Committee. The Committee will determine the number of shares of restricted stock granted to any employee. The Committee may impose whatever conditions to vesting it determines to be appropriate. For example, the Committee may set restrictions based on the achievement of specific performance goals. Shares of restricted stock that do not vest are subject to our right of repurchase or forfeiture. In order to implement our long-term incentive goals, we anticipate granting restricted stock in the future in conjunction with stock options.

Stock Units
Our 2005 Equity Incentive Plan authorizes us to grant stock units including stock units subject to a vesting schedule, known as restricted stock units. In order to implement our long-term incentive goals, we anticipate granting restricted stock units in the future in conjunction with stock options since we believe restricted stock units are a useful tool for enhancing the potentially realizable return from an incentive award. The administrator is authorized to grant restricted stock units to participants and to determine the vesting period and conditions and all other terms and conditions applicable thereto. Upon vesting, a participant is entitled to receive, at the discretion of the Company, either one share of Common Stock or a cash payment equal to the fair market value thereof for each restricted stock unit granted. Pursuant to procedures established by the Company, a participant may elect prior to the date of grant, to defer the receipt of shares (or cash) payable on the vesting date to a subsequent date and thereby defer recognition of federal income tax for the deferred portion of the award.
Cash Awards
Our 2005 Equity Incentive Plan authorizes us to grant cash awards, however the plan prohibits cash awards to non-employee directors. As of April 1, 2009, we have not granted any cash awards. We anticipate that in order to implement the long-term incentive goals of the Compensation Committee we may grant cash awards in the future.
Performance-Based Awards
Performance-based awards may be granted under the 2005 Equity Incentive Plan. Performance-based awards are awards that will result in a payment to a participant only if performance goals established by the Committee are achieved or the awards otherwise vest. The Committee will establish organizational or individual performance goals in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance units and performance shares to be paid out to participants. The 2005 Equity Incentive Plan generally does not allow for the transfer of awards and only the recipient of an award may exercise an award during his or her lifetime.
Additional Information About the 2005 Equity Incentive Plan
Change in Capitalization
Under the plan, if there is a change in the common stock of the Company, through merger, consolidation, reorganization, recapitalization, stock or special one-time cash dividend, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, an adjustment shall be made to each outstanding award such that each such award shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of the common stock subject to such award had such award been exercised in full immediately prior to such change or distribution, and such an adjustment shall be made successively each time any such change shall occur. Adjustments with respect to the following will be made as considered appropriate by the Compensation Committee to prevent dilution or enlargement of rights:
•	The aggregate number and kind of shares of shares that may be issued under the plan;

•	The exercise price applicable to outstanding awards under the plan; and

•	The fair market value of the common stock and other value determinations applicable to outstanding awards.
The number of shares of EpiCept common stock covered by each outstanding award under the plan and the price per share for each such award.

Change in Control
In the event any of the following events occur, the Committee may in its discretion at any time prior to the event, provide that all outstanding stock options and unvested cash awards shall immediately vest and become exercisable and any restrictions on restricted stock awards shall immediately lapse:
•	Any person(s), as such term is defined in Section 13(d) of the Exchange Act as of the Effective Date, or group of persons, becomes directly or indirectly, a “beneficial owner” as such term is used as of the Effective Date in Rule 13d-3 promulgated under the Exchange Act, of 50% or more of the Voting Securities of the Company (measured either by number of Voting Securities or voting power) (“Voting Securities” means issued and outstanding securities of any class or classes having general voting power, under ordinary circumstances in the absence of contingencies, to elect, the members of the Board of Directors, or other governing body, of the Company)

•	A majority of the Board of Directors consists of individuals other than “Incumbent Directors” which term means the members of the Board of Directors on the Effective Date; provided that any individual becoming a director subsequent to such date whose election or nomination for election was supported (other than in connection with any actual or threatened proxy contest) by two-thirds of the directors who then comprised the Incumbent Directors shall be considered to be an Incumbent Director; or

•	The Company combines with another entity and is the surviving entity

•	All or substantially all of the assets or business of the Company is disposed of pursuant to a sale, merger, consolidation, liquidation, dissolution or other transaction or series of transactions (collectively, a “Triggering Event”) unless the holders of Voting Securities of the Company immediately prior to such Triggering Event beneficially own, directly or indirectly, by reason of their ownership of Voting Securities of the Company immediately prior to such Triggering Event, more than 50% of the Voting Securities (measured both by number of Voting Securities and by voting power) of (x) the Company, in the case of a combination in which the Company is the surviving entity and (y) in any other case, the entity if any that succeeds to substantially all of the Company’s business and assets.
Termination of Service
In the event an individual’s employment or consulting service is terminated by EpiCept without cause or by such individual, then:
•	All outstanding vested options held by such individual will expire on the earlier of:
(a)	the expiration of their term, or

(b)	90 days following termination of participant’s service;
•	All unvested options and restricted stock awards shall expire upon termination of service; and

•	All outstanding cash awards and performance-based awards shall be forfeited upon termination of service.
In the event an individual’s employment or consulting service is terminated by EpiCept for cause, then all of the participant’s awards (including exercised stock options for which shares or cash have not been delivered to the participant) shall be cancelled and forfeited immediately on the date of the of termination of service, and the Company shall return to the participant the price paid (if any) for any undelivered shares.
Other Terms
Generally, without the Committee’s consent, an individual’s rights under the plan may not be assigned or transferred except in the event of death.
No awards may be granted under the Plan after September 1, 2015. The Committee may amend the Plan from time to time, subject to stockholder approval in certain circumstances, and may suspend or terminate the Plan at any time.

Comparison of Material Differences Between the Current Provisions of the Plan and the Proposed Amendment
A comparison of the material differences between the 2005 Equity Incentive Plan as currently in effect and as proposed to be amended by Proposal 4 is set forth in the table below:

Feature	Current	Proposed

Shares Available For Awards Under the Plan	7,000,000	13,000,000
THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE
AMENDMENT OF THE 2005 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF AVAILABLE SHARES.

PROPOSAL FIVE:
APPROVAL OF THE 2009 EMPLOYEE STOCK PURCHASE PLAN
A summary of the significant features of EpiCept’s 2009 Employee Stock Purchase Plan (the “ESPP”), assuming stockholder approval at the Annual Meeting, is provided below, but is qualified in its entirety by the full text of the ESPP attached as Appendix B to this proxy statement.
The Board approved the submission to the stockholders of the ESPP. There shall be reserved for issuance and purchase by employees under the ESPP an aggregate of 1,000,000 shares, subject to adjustment. All such shares may be granted under Section 423(b) of the Code. Shares subject to the ESPP may be shares now or hereafter authorized but unissued, or shares that were once issued and subsequently reacquired by the Company. If and to the extent that any right to purchase reserved shares shall not be exercised by any employee for any reason or if such right to purchase shall terminate as provided herein, shares that have not been so purchased hereunder shall again become available for the purposes of the ESPP unless the ESPP shall have been terminated, but such unpurchased shares shall not be deemed to increase the aggregate number of shares specified above to be reserved for purposes of the ESPP. The ESPP will be administered by a Committee established by the Company’s Board of Directors (the “Committee”).
Except as described below, all employees of the Company shall be eligible to participate in the ESPP, provided that each of such employees does not own, for purposes of Section 423 of the Code, immediately after the right is granted, stock possessing 5% or more of the total combined voting power or value of all classes of capital stock of the Company or of a Subsidiary. To the extent permitted under local law, the Committee may also exclude from participation in the Plan any or all of (i) a group of highly compensated employees designated by the Committee as being ineligible to participate in the Plan as permitted by Section 423(b)(4)(D) of the Code, (ii) employees who have been employed by the Company or any Subsidiary for less than two years, (iii) employees whose customary employment is for not more than five months in any calendar year, and (iv) employees who customarily work 20 hours per week or less.
An employee shall not have the right to purchase Common Stock under any employee stock purchase plans of the Company and its Subsidiaries accruing at a rate which in the aggregate exceeds $25,000 of the fair market value of such stock (such fair market value shall be determined under Section 423 of the Code at the time the right is granted) for each calendar year in which the right is outstanding at any time. Notwithstanding the foregoing, the maximum number of shares purchasable by a Participating Employee on any Purchase Date shall not exceed 100,000 shares, subject to periodic adjustments in the event of certain changes in the Company’s capitalization.
An Offer Period shall be for successive six-month periods, beginning on January 1 and July 1 of each calendar year or on such other date as the Committee may determine in its absolute discretion; provided that the first Offer Date shall be January 1, 2009 and the second Offer Period shall commence on the immediately next following January 1 or July 1. The Company may make additional Offer Periods for different periods, provided that no Offer Period shall extend for more than 27 months. The Purchase Date shall be the last day of the Offer Period. The purchase price for each share shall be the lesser of (i) 85% of the Fair Market Value of such shares on the Offer Date or (ii) 85% of the Fair Market Value of such shares on the Purchase Date.
The ESPP and all rights of employees hereunder shall terminate upon the earlier of (i) January 1, 2019, (ii) the date on which the shares available under the ESPP, as adjusted from time to time, are exhausted, or (iii) the termination of the ESPP by the Board. The Board may terminate the ESPP as of any date.
THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE
2009 EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL SIX:
ADJOURNMENT OF ANNUAL MEETING
The Board of Directors approved the submission to the stockholders of a proposal to adjourn the Annual Meeting in the event that there are not a sufficient number of votes at the Annual Meeting to approve Proposals 1, 2, 3, 4 or 5. In order to permit proxies that have been timely received to be voted for an adjournment, we are submitting this proposal as a separate matter for your consideration. If it is necessary to adjourn the Annual Meeting and the adjournment is for a period of less than 30 days, no notice of the time or place of the reconvened meeting will be given to stockholders, other than an announcement made at the Annual Meeting.
THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR
THE APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING.

APPENDIX A
EPICEPT CORPORATION
2005 EQUITY INCENTIVE PLAN
(Amended and Restated May 23, 2007)
1. Purpose. The EpiCept Corporation 2005 Equity Incentive Plan (the “Plan”) is intended to attract, retain and motivate officers and employees of, consultants to, and non-employee directors providing services to the EpiCept Corporation (the “Company”) and its subsidiaries and affiliates by providing them with appropriate incentives and rewards either through a proprietary interest in the long-term success of the Company or compensation based on their performance in fulfilling their personal responsibilities.
2. Administration.
(a) Committee. The Plan will be administered by a committee (the “Committee”) appointed by the Board of Directors of the Company (the “Board”) from among its members and shall be comprised, unless otherwise determined by the Board, of not less than two (2) members each of whom shall be (i) a “Non-Employee Director” within the meaning of Rule 16b-3(b)(3) (or any successor rule) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (ii) “outside directors” within the meaning of Treasury Regulation Section 1.162-27(e)(3) under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and (iii) an “independent directors” within the meaning of the listing requirements of the NASDAQ (and each other exchange on which the Company may be listed).
(b) Authority. The Committee is authorized, subject to the provisions of the Plan, to establish such rules as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations in its sole discretion and to take such action in connection with the Plan and any awards granted hereunder as it deems necessary or advisable, including the right to accelerate the vesting or exerciseability of awards, establish the terms and conditions of awards and cancel awards upon a Change of Control. All determinations and interpretations made by the Committee shall be binding and conclusive on all participants and their legal representatives.
(c) Indemnification. Except in circumstances involving bad faith or willful misconduct of the person acting or failing to act, no member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Committee and any agent of the Committee who is an employee of the Company, a subsidiary or an affiliate against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person’s bad faith or willful misconduct.
(d) Delegation and Advisers. The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable. Any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company, or the subsidiary or affiliate whose employees have benefited from the Plan, as determined by the Committee.
3. Participants. Participants will consist of such officers, employees, consultants, and non-employee directors of the Company and its subsidiaries and affiliates as the Committee in its sole discretion determines and whom the Committee may designate from time to time to receive awards under the Plan. Designation of a participant in any year shall not require the Committee to designate such person to receive an award in any other year or, once designated, to receive the same type or amount of award as granted to the participant in any other year. The Committee shall consider such factors as it deems pertinent in selecting participants and in determining the type and amount of their respective awards.

4. Type of Awards. Awards under the Plan may be granted in any one or a combination of: (a) stock options, (b) restricted stock, (c) restricted stock units and (d) cash. Restricted stock, restricted stock units and cash awards may, as determined by the Committee in its discretion, constitute performance-based awards, as described in Section 10 hereof. Awards granted under the Plan shall be evidenced by agreements (which need not be identical) that provide additional terms and conditions associated with such awards, as determined by the Committee in its sole discretion; provided, however, that in the event of any conflict between the provisions of the Plan and any such agreement, the provisions of the Plan shall prevail.
5. Common Stock Available Under the Plan.
(a) Maximum Shares. The aggregate number of shares of common stock of the Company, par value $0.0001(“Shares”) that may be issued under this Plan shall be 7,000,000 Shares, which may be authorized and unissued or treasury Shares, subject to Section 5(c) hereof and Section 12 hereof (“Maximum Shares”). The maximum number of Shares with respect to which awards may be granted or measured to any individual participant under the Plan in any calendar year during the term of the Plan shall not exceed 1,500,000 Shares (subject to adjustments made in accordance with Section 12 hereof) (the “Individual Maximum”).
(b) Counting Shares. Shares shall be charged against the Maximum Shares and Individual Maximum, and, if applicable, the ISO Maximum, upon the grant of each award (other than cash awards to be settled only in cash and performance based awards which are not denominated in common stock) regardless of the vested status of the award.
(c) Additional Shares. Any Shares subject to an outstanding award granted under the Plan which are, for any reason, forfeited, expired, canceled or settled in cash without delivery to the award recipient of Shares, shall again be available for awards under the Plan.
Any Shares delivered to the Company as part or full payment for the exercise or purchase price of an award granted under this Plan or, to the extent the Committee determines that the availability of ISOs under the Plan will not be compromised to satisfy the Company’s withholding obligation with respect to an award granted under this Plan, shall again be available for awards under the Plan, provided however, that such Shares shall continue to be counted as outstanding for purposes of determining whether an Individual Maximum has been attained.
6. Stock Options.
(a) Generally. Stock options will consist of awards from the Company that will enable the holder to purchase a number of Shares at set terms. Options shall be either incentive stock options or nonqualified stock options. The Committee shall have the authority to grant to any participant stock options. A stock option granted as an incentive stock option shall, to the extent it fails to qualify as an incentive stock option, be treated as a nonqualified option. Each stock option shall be subject to such terms and conditions, including vesting, consistent with the Plan as the Committee may impose from time to time, subject to the following limitations.
(b) Exercise Price. Each stock option granted hereunder shall have such per-Share exercise price as the Committee may determine at the date of grant. Except as hereafter provided, the per-Share exercise price of a stock option shall not be less than the fair market value (as defined in Section 16 of the Plan) of a Share on the date of grant; provided, however, that if a stock option is granted to a participant upon assumption of or in substitution of an award granted by another entity in connection with a corporate transaction between the Company and the granting entity, such as a merger, consolidation or acquisition, the exercise price may be less than fair market value of a Share on the date the substitute stock option is granted if the aggregate fair market value of the Shares subject to the substitute stock option over the aggregate exercise price of the substitute stock option does not exceed the aggregate fair market value of the shares of the predecessor entity subject to the award being assumed or substituted as of the date immediately preceding the corporate transaction (as determined by the Committee), over the aggregate grant price or exercise price of any such award.
(c) Payment of Exercise Price. The option exercise price may be paid in cash or, in the discretion of the Committee, by the delivery of Shares. In the discretion of the Committee, payment may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale proceeds to pay the exercise price. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Plan.

(d) Exercise Period. Stock options granted under the Plan shall be exercisable to the extent vested, at such time or times and subject to such terms and conditions as shall be determined by the Committee; provided, however, that no stock option shall be exercisable later than ten (10) years after the date it is granted except in the event of a participant’s death within six (6) months prior to such expiration date, in which case, the exercise period of such participant’s stock options may be extended beyond such period but no later than one (1) year after the participant’s death. All stock options shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall in its discretion set forth in such option agreement at the date of grant.
(e) Limitations on Incentive Stock Options. Incentive stock options may be granted only to participants who are employees of the Company or of a “parent corporation” or “subsidiary corporation” (as defined in Sections 424(e) and (f) of the Code, respectively) at the date of grant. The aggregate fair market value (determined as of the time the stock option is granted) of the Shares with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under all option plans of the Company and of any parent corporation or subsidiary corporation) shall not exceed one hundred thousand dollars ($100,000). For purposes of the preceding sentence, incentive stock options will be taken into account in the order in which they are granted. The per-Share exercise price of an incentive stock option shall not be less than 100% of the fair market value of the common stock on the date of grant, and no incentive stock option may be exercised later than 10 years after the date it is granted or, in the case of the death of a participant, such longer period as permitted by Section 6(d).
(f) Additional Limitations on Incentive Stock Options for Ten Percent Shareholders. Incentive stock options may not be granted to any participant who, at the time of grant, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any parent corporation or subsidiary corporation, unless the exercise price of the option is fixed at not less than 110% of the fair market value of the common stock on the date of grant and the exercise of such option is prohibited by its terms after the expiration of five years from the date of grant of such option or, in the case of the death of a participant, such longer period as permitted by Section 6(d).
7. Restricted Stock Awards.
(a) Generally. The Committee may, in its discretion, grant restricted stock awards consisting of common stock issued or transferred to participants with or without other payments therefor, which are subject to transferability restrictions and/or a substantial risk of forfeiture. Restricted stock awards shall be construed as an offer by the Company to the participant to purchase the number of shares of common stock subject to the restricted stock award at the purchase price, if any, established therefor, and shall be subject to acceptance by a participant.
(b) Payment of the Purchase Price. If a restricted stock award requires payment therefor, the purchase price of any shares of common stock subject to a restricted stock award may be paid in any manner authorized by the Committee, which may include any manner authorized under the Plan for the payment of the exercise price of a stock option. Restricted stock awards may also be made in consideration of services rendered to the Company or its subsidiaries or affiliates.
(c) Additional Terms. Restricted stock awards may be subject to such terms and conditions, including vesting, as the Committee determines appropriate, including, without limitation, restrictions on the sale or other disposition of such shares, the right of the Company to reacquire such shares for no consideration upon termination of the participant’s employment within specified periods, and may constitute performance-based awards, as described in Section 10 hereof. The Committee may require the participant to deliver a duly signed stock power, endorsed in blank, relating to the common stock covered by such an award. The Committee may also require that the stock certificates evidencing such shares be held in custody or bear restrictive legends until the restrictions thereon shall have lapsed.
(d) Rights as a Shareholder. Holders of restricted stock awards have the right to receive dividends and to vote the shares; provided, however, unless the Committee or the award agreement provides otherwise, dividends on restricted stock awards shall be held in escrow and shall be payable, at such time as the restrictions on the shares lapse, in either cash, shares or if applicable the kind of property distributed as a dividend or any combination thereof.

8. Stock Units.
(a) Stock Unit. A “Stock Unit” is a notional unit representing one share of Common Stock. If a Stock Unit is subject to a vesting schedule, such Stock Unit may be referred to as a “restricted stock unit”. If the issuance or vesting of a Stock Unit is contingent upon the satisfaction of performance criteria, such Stock Unit may be referred to as a “performance unit”, which may constitute performance-based awards, as described in Section 10 hereof. If a participant is granted a Stock Unit which will be settled on a fixed future date or upon the occurrence of a particular event such Stock Unit may be referred to as a “deferred stock unit”.
(b) Authority to Grant. The Committee shall have the authority to grant Stock Units to participants hereunder, which are settled in cash, shares of Common Stock or other Awards. If Stock Units will be settled in shares of Common Stock, such shares may be issued with or without payments or other consideration therefor, as may be required by applicable law or as may be determined by the Committee.
(c) Terms. Except as otherwise provided herein, the Committee shall determine the criteria for the vesting and settlement of Stock Units, including whether the participant may defer such payment pursuant to a valid deferral agreement. Any such deferral shall comply with Section 409A of the Code.
9. Cash Awards. The Committee may grant awards to be settled in cash; provided, however, that non-employee directors shall not be eligible for cash awards. Cash awards may be subject to such terms and conditions, including vesting, as the Committee determines to be appropriate. Cash awards may constitute performance-based awards, as described in Section 10 hereof. The Company may, in its discretion, permit participants to defer settlement of cash awards. The maximum award that may be granted to any participant as a cash award in any calendar year is $1,500,000.00.
10. Performance-Based Awards.
(a) Generally. Any awards granted under the Plan may be granted in a manner such that the awards qualify for the performance-based compensation exemption of Section 162(m) of the Code (“performance-based awards”). As determined by the Committee in its sole discretion, either the granting or vesting of such performance-based awards shall be based on achievement of hurdle rates, growth rates, and/or reductions in one or more business criteria determined by the Committee that apply to the individual participant, one or more business units or the Company as a whole.
(b) Establishment of Performance Goals. With respect to performance-based awards, the Committee shall establish in writing (i) the performance goals applicable to a given period, and such performance goals shall state, in terms of an objective formula or standard, the method for computing the amount of compensation payable to the participant if such performance goals are obtained and (ii) the individual employees or class of employees to which such performance goals apply no later than 90 days after the commencement of such period (but in no event after 25% of such period has elapsed).
(c) Certification of Performance. No performance-based awards shall be payable to or vest with respect to, as the case may be, any participant for a given period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied.
(d) Modification of Performance-Based Awards. With respect to any awards intended to qualify as performance-based awards, after establishment of a performance goal, the Committee shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal. However, the measurement of performance against goals shall exclude the impact of charges for restructurings, discontinued operations, extraordinary items and other unusual or non-recurring items, and the cumulative effects of accounting changes, each as defined by generally accepted accounting principles as identified in the financial statements, notes to the financial statements or management’s discussion or analysis. In accordance with Section 162(m) of the Code, the Committee may only exercise negative discretion with respect to the amount of a performance-based award.
11. Foreign Laws. The Committee may grant awards to individual participants who are subject to the tax laws of nations other than the United States, which awards may have terms and conditions as determined by the Committee as necessary to comply with applicable foreign laws. The Committee may take any action which it deems advisable to obtain approval of such awards by the appropriate foreign governmental entity; provided, however, that no such awards may be granted pursuant to this Section 11 and no action may be taken which would result in a violation of the Exchange Act, the Code or any other applicable law.

12. Adjustment Provisions; Change of Control.
(a) Adjustment Generally. If there shall be any change in the common stock of the Company, through merger, consolidation, reorganization, recapitalization, stock or special one-time cash dividend, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, an adjustment shall be made to each outstanding award such that each such award shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of the common stock subject to such award had such award been exercised in full immediately prior to such change or distribution, and such an adjustment shall be made successively each time any such change shall occur.
(b) Modification of Awards. In the event of any change or distribution described in subsection (a) above, in order to prevent dilution or enlargement of participants’ rights under the Plan, the Committee will have authority to adjust, in an equitable manner, the number and kind of shares that may be issued under the Plan, the number and kind of shares subject to outstanding awards, the exercise price applicable to outstanding awards, and the fair market value of the common stock and other value determinations applicable to outstanding awards; provided, however, that any such arithmetic adjustment to a performance-based award shall not cause the amount of compensation payable thereunder to be increased from what otherwise would have been due upon attainment of the unadjusted award. Appropriate adjustments may also be made by the Committee in the terms of any awards under the Plan to reflect such changes or distributions and to modify any other terms of outstanding awards on an equitable basis, including modifications of performance targets and changes in the length of performance periods; provided, however, that any such arithmetic adjustment to a performance-based award shall not cause the amount of compensation payable thereunder to be increased from what otherwise would have been due upon attainment of the unadjusted award. In addition, other than with respect to stock options and other awards intended to constitute performance-based awards, the Committee is authorized to make adjustments to the terms and conditions of, and the criteria included in, awards in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles.
(c) Effect of a Change of Control. Notwithstanding any other provision of this Plan, if there is a Change of Control (as defined in subsection (d) below) of the Company, the Committee may provide at anytime prior to the Change of Control that all then outstanding stock options and unvested cash awards shall immediately vest and become exercisable and any restrictions on restricted stock awards shall immediately lapse. In addition, the Committee may provide that all awards held by participants who are at the time of the Change of Control in the service of the Company a subsidiary or affiliate shall remain exercisable for the remainder of their terms notwithstanding any subsequent termination of a participant’s service. All awards shall be subject to the terms of any agreement effecting the Change of Control, which agreement may provide, without limitation, that in lieu of continuing the awards, each stock option outstanding hereunder shall terminate within a specified number of days after notice to the holder, and that such holder shall receive, with respect to each share of common stock subject to such stock option, an amount equal to the excess of the fair market value of such shares of common stock immediately prior to the occurrence of such Change of Control over the exercise price (or base price) per Share underlying such stock option with such amount payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine. A provision like the one contained in the preceding sentence shall be inapplicable to a stock option granted within 6 months before the occurrence of a Change of Control if the holder of such stock option is subject to the reporting requirements of Section 16(a) of the Exchange Act and no exception from liability under Section 16(b) of the Exchange Act is otherwise available to such holder.
(d) Definitions.
(i) For purposes of this Section 12, a “Change of Control” of the Company shall be deemed to have occurred upon any of the following events:
(A) Any person(s), as such term is defined in Section 13(d) of the Exchange Act as of the Effective Date, or group of persons, becomes directly or indirectly, a “beneficial owner” as such term is used as of the Effective Date in Rule 13d-3 promulgated under the Exchange Act, of 50% or more of the Voting Securities of the Company (measured either by number of Voting Securities or voting power);
(B) a majority of the Board of Directors consists of individuals other than “Incumbent Directors” which term means the members of the Board of Directors on the Effective Date; provided that any individual becoming a director subsequent to such date whose election or nomination for election was supported (other than in connection with any actual or threatened proxy contest) by two-thirds of the directors who then comprised the Incumbent Directors shall be considered to be an Incumbent Director; or

(C) (A) the Company combines with another entity and is the surviving entity, or (B) all or substantially all of the assets or business of the Company is disposed of pursuant to a sale, merger, consolidation, liquidation, dissolution or other transaction or series of transactions (collectively, a “Triggering Event”) unless the holders of Voting Securities of the Company immediately prior to such Triggering Event beneficially own, directly or indirectly, by reason of their ownership of Voting Securities of the Company immediately prior to such Triggering Event, more than 50% of the Voting Securities (measured both by number of Voting Securities and by voting power) of (x) the Company, in the case of a combination in which the Company is the surviving entity and (y) in any other case, the entity if any that succeeds to substantially all of the Company’s business and assets.
(ii) For purposes of this Section 12, “Voting Securities” shall mean issued and outstanding securities of any class or classes having general voting power, under ordinary circumstances in the absence of contingencies, to elect, the members of the Board of Directors, or other governing body, of the Company.
13. Termination of Service.
(a) Termination (other than for Cause). Unless the Committee or the applicable award agreement provides otherwise, if a participant’s service with the Company or any subsidiary or affiliate terminates for any reason other than for “cause” (which shall have the meaning defined in the applicable award agreement or, in the absence of such definition shall be defined by the Committee).
(i) Stock Options. Except as provided in Section 12(c) hereof, any outstanding stock options shall expire on the earlier of:
(A) the expiration of their term,
(B) 90 days following termination of the participant’s service other than termination of service on account of death or Disability.
provided, however, that a participant (or in the case of the participant’s death or Disability, the participant’s representative) may exercise all or part of the participant’s stock options at any time before the expiration of such stock options following termination of service only to the extent that the stock options are vested on or before the date participant’s service terminates. The balance of the stock options s (which are not vested on the date participant’s service terminates) shall lapse when the participant’s service terminates.
If by virtue of this provision, an incentive stock option is not exercised within three (3) months after a participant’s employment terminates, then unless such participant’s employment termination is due to his or her death or Disability (defined for this purpose only as described in Section 22(e)(3) of the Code), the incentive stock option shall be treated as a nonqualified stock option.
(ii) Restricted Stock Awards and Stock Units. All unvested restricted stock awards and stock units (other than deferred stock units) shall expire upon termination of service. Deferred stock units shall be settled on the deferral date established in the award unless such units are to be settled only upon the occurrence of an event in which case they shall expire upon termination of service.
(iii) Cash Awards/Performance-Based Awards. All cash awards and performance-based awards shall be forfeited upon termination of service.
(b) Termination of Service (for Cause). All of a participant’s awards (including any exercised stock options for which shares or cash have not been delivered to the participant) shall be cancelled and forfeited immediately on the date of the participant’s termination of service with the Company or any subsidiary if such termination is for cause or cause exists on such date, and the Company shall return to the participant the price (if any) paid for any undelivered shares. Should a participant die at a time when cause exists, all of the participant’s awards (including any exercised stock options for which shares have not been delivered to the participant) shall be cancelled and forfeited immediately as of the date of the participant’s death.

(c) Leave of Absence. For purposes of this Section 13, service shall be deemed to continue while the participant is on a bona fide leave of absence, if such leave was approved by the Company in writing or if continued crediting of service for this purpose is expressly required by the terms of such leave or by applicable law (as determined by the Committee).
14. Nontransferability. Each award granted under the Plan to a participant shall not be transferable except by will or the laws of descent and distribution or as permitted by the Committee to a participant’s spouse, lineal descendants, siblings, parents, heirs, executors, administrators, testamentary trustees, legatees, beneficiaries or a trust for the exclusive benefit of any of the foregoing persons, or to any charitable organizations described in Section 501(c)(3) of the Code, which shall have discretion to permit transferability to third parties under such terms and conditions as it shall determine. In the event of the death of a participant (which for this purpose only shall include any transferee), each stock option theretofore granted to him or her shall be exercisable during such period after his or her death as described in Section 13 hereof but unless the Committee or the award agreement provides otherwise, such award shall only be exercisable by the executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant’s rights under the stock option shall pass by will or the laws of descent and distribution.
15. Other Provisions. The granting of or distribution under any award under the Plan may also be subject to such other provisions (whether or not applicable to the awards of any other participant) as the Committee determines appropriate, including, without limitation, for the forfeiture of, or restrictions on resale or other disposition of, common stock acquired under any form of award, for the acceleration of exercisability or vesting of awards in the event of a Change of Control, for the payment of the value of awards to participants in the event of a Change of Control, or to comply with federal and state securities laws, or understandings or conditions as to the participant’s employment in addition to those specifically provided for under the Plan.
16. Fair Market Value. For purposes of this Plan and any awards awarded hereunder, fair market value per Share as of a particular date shall mean (i) if shares are then listed on a national stock exchange, the closing price per Share on the exchange for the last preceding date on which there was a sale of shares on such exchange, as determined by the Committee, (ii) if shares are not then listed on a national stock exchange but are then traded on an over-the-counter market, the average of the closing bid and asked prices for such shares in such over-the-counter market for the last preceding date on which there was a sale of such shares in such market, as determined by the Committee, or (iii) if shares are not then listed on a national exchange or traded on an over-the-counter market, such value as the Committee in its discretion may in good faith determine; provided that, where such shares are so listed or traded, the Committee may make discretionary determinations upon the reasonable application of a reasonable valuation method where the shares have not been traded for 10 trading days.
17. Withholding. All payments or distributions of awards made pursuant to the Plan shall be net of any amounts required to be withheld pursuant to applicable federal, state and local tax withholding requirements at the minimum statutory withholding rates. If the Company proposes or is required to distribute common stock pursuant to the Plan, it may require the recipient to remit to it or to the corporation that employs such recipient an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for such common stock. In lieu thereof, the Company or the employing corporation shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the recipient as the Committee shall prescribe. The Committee may, in its discretion and subject to such rules as it may adopt (including any as may be required to satisfy applicable tax and/or non-tax regulatory requirements), permit an optionee or award or right holder to pay all or a portion of the federal, state and local withholding taxes arising in connection with any award consisting of shares of common stock by electing to have the Company withhold shares of common stock having a fair market value equal to the amount of tax to be withheld, such tax calculated at minimum statutory withholding rates.
18. Tenure. A participant’s right, if any, to continue to serve the Company or any of its subsidiaries or affiliates as an officer, employee, or otherwise, shall not be enlarged or otherwise affected by his or her designation as a participant under the Plan.

19. Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.
20. No Fractional Shares. No fractional shares of common stock shall be issued or delivered pursuant to the Plan or any award. The Committee shall determine whether cash, or awards, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.
21. Duration, Amendment and Termination. No award shall be granted more than 10 years after the Effective Date. The Committee may amend the Plan from time to time or suspend or terminate the Plan at any time. No amendment of the Plan may be made without approval of the stockholders of the Company if the amendment will: (i) increase the aggregate number of shares of common stock that may be delivered through stock options under the Plan; (ii) increase the Maximum Shares or the Individual Maximum as set forth in Section 5 hereof; (iii) permit the re-pricing of an award to a lower exercise price, base price or purchase price, as applicable, (including, without limitation, the cancellation of an award followed by a re-grant of that award six (6) months later); (iv) modify the requirements as to eligibility for participation in the Plan; or (v) change the legal entity authorized to make awards under the Plan.
22. Governing Law. This Plan, awards granted hereunder and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).
23. Effective Date. The Plan was originally effective September 1, 2005 (“Effective Date”), subject to shareholder approval, which was obtained on September 5, 2005 in connection with the Company’s merger with Maxim Pharmaceuticals, Inc.

APPENDIX B
EPICEPT CORPORATION
2009 EMPLOYEE STOCK PURCHASE PLAN
The Company wishes to attract employees to the Company, its Subsidiaries and Affiliates and to induce employees to remain with the Company, its Subsidiaries and Affiliates, and to encourage them to increase their efforts to make the Company’s business more successful, whether directly or through its Subsidiaries and Affiliates. In furtherance thereof, the Plan is designed to provide equity-based incentives to the Eligible Employees of the Company, its Subsidiaries and Affiliates. The Plan is intended to comply with the provisions of Section 423 of the Code and shall be administered, interpreted and construed accordingly, although the Company makes no undertaking or representation to maintain such qualification.
1. Definitions.
When used herein, the following terms shall have the respective meanings set forth below:
“Affiliate” means any entity, other than a Subsidiary, in which the Company has an equity or other ownership interest.
“Board of Directors” means the Board of Directors of the Company.
“Broker” shall have the meaning as set forth in the second paragraph of Section 2 herein.
“Code” means the Internal Revenue Code of 1986, as amended.
“Committee” means the committee appointed by the Board of Directors of the Company under Section 3 hereof.
“Common Stock” means the Common Stock, par value $0.0001 per share, of the Company.
“Company” means EpiCept Corporation, a Delaware corporation.
“Designated Companies” shall mean the Company and any Subsidiary or Affiliate which has been designated by the Board of Directors from time to time in its sole discretion as eligible to participate in the Plan.
“Effective Date” means January 1, 2009.
“Eligible Compensation” for any pay period means, unless otherwise determined by the Committee, the amount of base salary for such period. Eligible Compensation does not include, without limitation, any payments for reimbursement of expenses, bonuses, incentive compensation, overtime, deferred compensation, and other non-cash or non-basic payments, unless otherwise determined by the Committee.
“Eligible Employee” means an employee eligible to participate in the Plan pursuant to the provisions of Section 4.
“Enrollment Period” means such period preceding an Offer Period as is specified by the Committee with respect to such Offer Period.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Fair Market Value” per Share as of a particular date means (i) if Shares are then listed on a national stock exchange, the closing price per Share on the exchange for the last preceding date on which there was a sale of Shares on such exchange, as determined by the Committee, (ii) if Shares are not then listed on a national stock exchange but are then traded on an over-the-counter market, the average of the closing bid and asked prices for such Shares in such over-the-counter market for the last preceding date on which there was a sale of such Shares in such market, as determined by the Committee, or (iii) if Shares are not then listed on a national exchange or traded on an over-the-counter market, such value as the Committee in its discretion may in good faith determine; provided that, where such shares are so listed or traded, the Committee may make discretionary determinations where the shares have not been traded for 10 trading days.

“Offer Date” means the first day of an Offer Period.
“Offer Period” means the period of time for which the Company will offer Shares for purchase under the Plan. The Offer Period shall be for successive six-month periods, beginning on January 1 and July 1 of each calendar year or on such other date as the Committee may determine in its absolute discretion; provided that the first Offer Date shall be the Effective Date and the second Offer Period shall commence on the immediately next following January 1 or July 1. The Company may make additional Offer Periods for different periods, provided that no Offer Period shall extend for more than 27 months.
“Participating Employee” means an employee (i) for whom payroll deductions are currently being made or who otherwise contributes to the Plan, or (ii) for whom payroll deductions are not currently being made or who does not otherwise contribute to the Plan because he or she has reached the limitation set forth in the first sentence of Section 6.
“Payroll Account” means an account maintained by the Committee with respect to each Participating Employee as contemplated by Section 5. No interest or other earnings shall be credited to any contributions under the Plan.
“Plan” means this EpiCept Corporation 2009 Employee Stock Purchase Plan, as it may from time to time be amended.
“Plan Year” means the fiscal year of the Company.
“Purchase Date” means the last day of an Offer Period, except as provided in Section 15.
“Shares” means shares of Common Stock.
“Stock Account” means a brokerage account as contemplated by Section 8.
“Subsidiary” means any corporation that is a “subsidiary corporation” with respect to the Company under Section 424(f) of the Code.
2. Shares Reserved for the Plan.
There shall be reserved for issuance and purchase by employees under the Plan an aggregate of 1,000,000 Shares, subject to adjustment as provided in Section 12. All such Shares may be granted under the Code Section 423(b). Shares subject to the Plan may be Shares now or hereafter authorized but unissued, or Shares that were once issued and subsequently reacquired by the Company. If and to the extent that any right to purchase reserved Shares shall not be exercised by any employee for any reason or if such right to purchase shall terminate as provided herein, Shares that have not been so purchased hereunder shall again become available for the purposes of the Plan unless the Plan shall have been terminated, but such unpurchased Shares shall not be deemed to increase the aggregate number of Shares specified above to be reserved for purposes of the Plan (subject to adjustment as provided in Section 12).
The Committee shall select a broker (the “Broker”) which shall hold and act as custodian of Shares purchased pursuant to the Plan. Absent instructions to the contrary from a Participating Employee, certificates for Shares purchased will not be issued by the Broker to a participant.
3. Administration of the Plan.
The Plan shall be administered by the Committee, which shall consist of such members as determined by the Company. The Board of Directors shall consider the rules of Rule 16b-3 promulgated under the Exchange Act in connection with any such appointment, if and to the extent that such appointments may have an effect thereunder. Each member of the Committee shall serve at the pleasure of the Board of Directors. The acts of a majority of the members present at any meeting of the Committee at which a quorum is present, or acts approved in writing by a majority of the entire Committee, shall be the acts of the Committee for purposes of the Plan. To the extent applicable, no member of the Committee may act as to matters under the Plan specifically relating to such member. Notwithstanding the foregoing, the Board of Directors may designate the Compensation Committee of the Board of Directors to act as the Committee hereunder.

The Committee may make such rules and regulations and establish such procedures and sub-plans for the operation and administration of the Plan as it deems appropriate, including relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures for jurisdictions outside of the United States. The Committee shall have authority to interpret the Plan, with such interpretations to be conclusive and binding on all persons and otherwise accorded the maximum deference permitted by law and shall take any other actions and make any other determinations or decisions that it deems necessary or appropriate in connection with the Plan or the administration or interpretation thereof.
The Company shall pay brokerage commissions, fees and other charges, if any, incurred for purchases of Shares with payroll deductions made under the Plan. All brokerage commissions, fees or other charges in connection with any sale or other transfer of the Shares shall be paid by the respective Participating Employee. In addition, any charges by the Broker in connection with the respective Participating Employee’s request to have certificates representing Shares registered in such Participating Employee’s name shall be paid by such Participating Employee. Upon termination of employment of a Participating Employee or the withdrawal of a Participating Employee from the Plan for any other reason, all commissions, fees and other charges thereafter relating to such Participating Employee’s Payroll Account will be such Participating Employee’s responsibility.
4. Eligible Employees.
Except as described below, all employees of the Company and its Designated Companies shall be eligible to participate in the Plan, provided that each of such employees does not own, for purposes of Section 423 of the Code, immediately after the right is granted, stock possessing 5% or more of the total combined voting power or value of all classes of capital stock of the Company or of a Subsidiary.
To the extent permitted under local law, the Committee may also exclude from participation in the Plan any or all of (i) a group of highly compensated employees designated by the Committee as being ineligible to participate in the Plan as permitted by Section 423(b)(4)(D) of the Code, (ii) employees who have been employed by the Company or any Subsidiary for less than two years, (iii) employees whose customary employment is for not more than five months in any calendar year, and (iv) employees who customarily work 20 hours per week or less. An employee of a Subsidiary or an Affiliate which ceases to be a “Subsidiary” or an “Affiliate” as defined herein shall, automatically and without any further action, be deemed to have been terminated and such employee shall cease to be an Eligible Employee hereunder.
5. Election to Participate and Payroll Deductions/Contributions.
Each Eligible Employee may elect to participate in the Plan during the Enrollment Period immediately prior to the beginning of each Offer Period during a Plan Year. Each Eligible Employee may elect an after-tax payroll deduction subject to such minimum and maximum limits, expressed in dollars or as a percentage of wages, as the Committee may impose. Elections under this Section 5 are subject to the limits set forth in Section 6. All payroll deductions shall be credited, as promptly as practicable, to a Payroll Account in the name of the Participating Employee. The Committee, in its discretion, may decide that an Eligible Employee may contribute to the Plan by means other than payroll deductions. All funds held by the Company under the Plan shall not be segregated from other corporate funds (except that the Company may in its discretion establish separate bank or investment accounts in its own name) and may be used by the Company for any corporate purpose, unless otherwise required by local law. An Eligible Employee may reduce, but not increase his or her rate of payroll deduction during an Offer Period by written notice to the Committee in such form and manner as it requires. Such reduction shall be effective as of the first pay period thereafter by which the Company is able to process the change.
Each Eligible Employee may cancel his or her election to participate in the Plan by signing and delivering written notice to the Committee, on a form specified for such purpose by the Committee, at such times as may be established by the Committee, up to one time per Offer Period. In such case, the entire balance in the Payroll Account of such Eligible Employee shall be repaid to such Eligible Employee as promptly as practicable in accordance with Section 9. A Participating Employee’s voluntary withdrawal during an Offer Period shall have no effect upon such Participating Employee’s eligibility to participate during any other Offer Period under the Plan, but such Participating Employee shall be required to deliver a new enrollment form in order to participate during a subsequent Offer Period.
Subject to the preceding paragraph of this Section 5, if so provided by the Committee, an Eligible Employee who is a Participating Employee immediately prior to the beginning of an Offer Period will be deemed (i) to have elected to participate for such Offer Period and (ii) to have authorized the same percentage payroll deduction for such Offer Period in effect for such Eligible Employee as that in effect (without regard to Section 6) on the day before such Offer Period. The Committee may adopt the procedures set forth in the foregoing sentence for some but not all Offer Periods.

6. Limitation of Number of Shares That an Employee May Purchase.
An employee shall not have the right to purchase Common Stock under any employee stock purchase plans of the Company and its Subsidiaries accruing at a rate which in the aggregate exceeds $25,000 of the fair market value of such stock (such fair market value shall be determined under Section 423 of the Code at the time the right is granted) for each calendar year in which the right is outstanding at any time.
Notwithstanding the foregoing, the maximum number of shares purchasable by a Participating Employee on any Purchase Date shall not exceed 100,000 shares, subject to periodic adjustments in the event of certain changes in the Company’s capitalization.
7. Purchase Price.
The purchase price for each Share shall be the lesser of (i) 85% of the Fair Market Value of such Shares on the Offer Date or (ii) 85% of the Fair Market Value of such Shares on the Purchase Date.
8. Method of Purchase.
As of the Purchase Date, each Participating Employee shall be deemed, without any further action, to have purchased the number of whole Shares which the balance of his or her Payroll Account at that time will purchase, determined by dividing the balance in his or her Payroll Account not theretofore invested by the purchase price as determined in Section 7.
All Shares purchased as provided in the foregoing paragraph shall be initially maintained in separate Stock Accounts for the Participating Employees at a brokerage firm selected by, and pursuant to an arrangement with, the Company. The Company shall deliver the shares to the Stock Account as soon as reasonably practicable after the close of the applicable Purchase Date. A Participating Employee shall be free to undertake a disposition (as that term is defined in Section 424 of the Code) of the Shares in his or her Stock Account at any time, whether by sale, exchange, gift or other transfer of legal title, but, in the absence of such a disposition of such Shares, unless otherwise provided by the Committee, the Shares must remain in the Participating Employee’s Stock Account at the brokerage firm so selected until the holding period set forth in Section 423(a) of the Code has been satisfied. With respect to those Shares for which the Section 423(a) holding period has been satisfied, the Participating Employee may, without limitation, move those Shares to another brokerage account of the Participating Employee’s choosing or request that a stock certificate be issued and delivered to him or her.
If and to the extent provided by the Committee, for so long as such Shares are maintained in Stock Accounts, all dividends paid with respect to such Shares shall be credited to each Participating Employee’s Stock Account, and will be automatically reinvested in whole Shares. The Committee may provide that transaction fees incurred with respect to dividend reinvestment may be paid by the Company.
Unless otherwise provided by the Committee, in no event shall fractional Shares be purchased hereunder, and any remaining cash in a Participating Employee’s Payroll Account resulting from such failure to invest in fractional Shares shall remain in the Payroll Account for use in the next Offer Period; provided, however, if the Participating Employee is not an active Participating Employee for such next Offer Period, such remaining cash shall be returned to the Participating Employee as soon as practicable.
9. Termination of Participation or Employment.
The right to participate in the Plan shall terminate immediately when a Participating Employee ceases to be employed by the Company or a Designated Company for any reason (including death or disability) or a Participating Employee otherwise becomes ineligible. Participation also terminates: (i) immediately when the Participating Employee voluntarily cancels his or her election to participate in the Plan as provided in Section 5, (ii) if, immediately after the Purchase Date, the Participating Employee is not re-enrolled in the Plan for the next Offer Period or (iii) if the Participating Employee has suspended payroll deductions during any Offer Period and has not re-enrolled in the Plan for the next Offer Period.
Notwithstanding any other provision of the Plan to the contrary, the Company shall distribute to such former Participating Employee (or, in the event of death, to his or her estate), the balance in his or her Payroll Account not theretofore invested, any such distribution or payment to be made as soon as practicable. The Committee shall also cause to be delivered to the former Participating Employee (or his or her estate), a certificate for the number of whole Shares held in his or her Stock Account within 90 days of the termination of employment or as soon as practicable thereafter. If applicable, fractional Shares will be sold on the open market and the Participating Employee will receive the net proceeds, if any, after all fees have been paid.

Unless an Eligible Employee withdraws from the Plan, Shares will be purchased with contributions to the Eligible Employee’s Stock Account on the last day of the Offer Period following the commencement of an unpaid leave of absence, unless such Eligible Employee’s employment terminates prior to that time. The number of Shares purchased will be determined by applying the amount of the Eligible Employee’s contributions prior to such leave of absence. Upon the return of such Eligible Employee to work following an unpaid leave of absence, payroll deductions shall resume at the rate in effect at the commencement of the leave of absence.
10. Rights as a Stockholder.
A Participating Employee shall not be treated as the owner of Common Stock until the Purchase Date of such stock under the Plan. At the time funds from a Participating Employee’s Payroll Account are used to purchase Common Stock, he or she shall have all of the rights and privileges of a stockholder of the Company with respect to the Shares purchased under the Plan whether or not certificates representing such Shares have been issued. The Participating Employee shall direct the Broker as to how to vote the full Shares credited to the Participating Employee’s Payroll Account.
11. Rights Not Transferable.
Rights granted under the Plan are not transferable by a Participating Employee other than by will or the laws of descent and distribution and are exercisable during his or her lifetime only by him or her. Any attempt to sell, pledge, assign, surrender or transfer such rights shall be void and shall automatically cause any purchase rights held by the Participating Employee to be terminated. In such event, the Committee may refund in cash, without interest, all contributions credited to such Participating Employee’s Payroll Account.
12. Adjustment in Case of Changes Affecting Common Stock.
If (i) the Company shall at any time be involved in a merger, consolidation, dissolution, liquidation, reorganization, exchange of shares, sale of all or substantially all of the assets or stock of the Company or its Subsidiaries or a transaction similar thereto, (ii) any stock dividend, stock split, reverse stock split, stock combination, reclassification, recapitalization or other similar change in the capital structure of the Company, or any distribution to holders of Common Stock other than cash dividends, shall occur or (iii) any other event shall occur which in the judgment of the Committee necessitates action by way of adjusting the number or kind of shares, or both, which thereafter may be sold under the Plan, then the Committee may forthwith take any such action as in its judgment shall be necessary to preserve the Participating Employees’ rights in a manner substantially proportionate to the rights existing prior to such event, and to maintain the continuing availability of Shares under Section 2 (if Shares are otherwise then available) in a manner consistent with the intent hereof, including, without limitation, adjustments in (x) the number and kind of shares subject to the Plan, (y) the purchase price of such shares under the Plan, and (z) the number and kind of shares available under Section 2. To the extent that such action shall include an increase or decrease in the number of Shares (or units of other property then available) subject to the Plan, the number of Shares (or units) available under Section 2 shall be increased or decreased, as the case may be, proportionately, as may be provided by Committee in its discretion.
Notwithstanding any other provision of the Plan, if the Common Stock ceases to be listed or traded, as applicable, on a national stock exchange or over-the-counter market (a “Triggering Event”), then, in the discretion of the Committee, (i) the balance in the Participating Employee’s Payroll Account not theretofore invested may be refunded to the Participating Employee, and such Participating Employee shall have no further rights or benefits under the Plan, (ii) an amount equal to the product of the Fair Market Value of a Share on the date of the Triggering Event multiplied by the number of Shares such Participating Employee would have been able to purchase with the balance of his or her Payroll Account on such Triggering Event if such Triggering Event were the Purchase Date may be paid to the Participating Employee, and such Participating Employee shall have no further rights or benefits under the Plan, or (iii) the Plan may be continued without regard to the application of this sentence.

13. No Corporate Action Restriction.
The existence of the Plan and the rights granted hereunder shall not limit, affect or restrict in any way the right or power of the Board of Directors or the Company’s stockholders to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s or any Subsidiary’s capital structure or its business, (ii) any merger, consolidation or change in the ownership of the Company or any Subsidiary, (iii) any issue of bonds, debentures, capital, preferred or prior preference stocks ahead of or affecting the Company’s or any Subsidiary’s capital stock or the right thereof, (iv) any dissolution or liquidation of the Company or any Subsidiary, (v) any sale or transfer of all or any part of the Company’s or any Subsidiary’s assets or business or (vi) any other corporate act or proceeding by the Company or any Subsidiary. No Participating Employee or any other person shall have any claim against any member of the Board or the Committee, the Company or any Subsidiary, or any employees, officers, stockholders or agents of the Company or any Subsidiary, as a result of any such action.
14. Amendment of the Plan.
The Board of Directors may at any time, or from time to time, amend or terminate the Plan in any respect, including but not limited to, terminating the Plan prior to the end of an Offer Period or reducing the term of an Offer Period; provided, however, that the Plan may not be amended in any way that would cause, if such amendment were not approved by the Company’s stockholders, the failure to comply with (i) the requirements for employee stock purchase plans under Section 423 of the Code or (ii) any other requirement of applicable law or regulation, unless and until stockholder approval is obtained.
No amendments to the Plan which affect the responsibilities or duties of the Broker shall be effective without the agreement and approval of the Broker.
15. Termination of the Plan.
The Plan and all rights of employees hereunder shall terminate upon the earlier of (i) the tenth anniversary of the Effective Date, (ii) the date on which the shares available under the Plan, as adjusted from time to time, are exhausted, or (iii) the termination of the Plan by the Board as specified below. The Board may terminate the Plan as of any date. The date of termination of the Plan shall be deemed a Purchase Date. If on such Purchase Date Participating Employees in the aggregate have the right to purchase more Shares of Common Stock than are available for purchase under the Plan, each Employee Participant shall be eligible to purchase a reduced number of Shares of Common Stock on a pro rata basis, and any excess payroll deductions shall be returned to the Participating Employees, without interest, all as provided by rules and regulations adopted by the Committee. No termination of the Plan shall materially alter or diminish any rights outstanding under the Plan at the time of such termination.
16. Governmental and Other Regulations; Further Assurances.
The Plan, and the grant and exercise of the rights to purchase Shares hereunder, and the Company’s obligation to sell and deliver Shares upon the exercise of rights to purchase Shares, shall be subject to all applicable federal, state and foreign laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company shall not be required to issue or deliver any certificates for Shares prior to the completion of any registration or qualification of such Shares under, and the obtaining of any approval under or compliance with, any state or federal law, or any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable. Certificates for Shares issued hereunder may be legended as the Committee may deem appropriate.
The Participating Employee shall take whatever additional actions and execute whatever additional documents the Committee may in its reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Participating Employee pursuant to the Plan.
17. Non-U.S. Subsidiaries.
Without amending the Plan, the Committee may allow for participation under the terms hereunder by Eligible Employees of non-U.S. Subsidiaries and Affiliates with such modifications of the terms and conditions otherwise specified hereunder as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes hereof, and, in furtherance of such purposes, the Committee may make such amendments, procedures and the like and establish such sub-plans as may be necessary or advisable to comply with provisions of laws (including tax laws) in other countries in which such Subsidiaries and Affiliates operate or have employees.

18. Indemnification of Committee.
The Company shall indemnify and hold harmless the members of the Board of Directors of the Company and the members of the Committee from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act or omission to act in connection with the performance of such person’s duties, responsibilities and obligations under the Plan if such person acts in good faith and in a manner that he or she reasonably believes to be in, or not opposed to, the best interests of the Company, to the maximum extent permitted by law.
19. Withholding; Disqualifying Dispositions.
Notwithstanding any other provision of the Plan, the Company or the Designated Company shall deduct from all Payroll Accounts paid under the Plan all federal, state, foreign, local and other taxes required by law to be withheld with respect to such payments.
If Shares acquired under the Plan are disposed of in a disposition that does not satisfy the holding period requirements of Section 423(a) of the Code, such Participating Employee shall notify the Company in writing as soon as practicable thereafter of the date and terms of such disposition and, if the Company (or any Subsidiary or Affiliate thereof) thereupon has a tax-withholding obligation, shall pay to the Company (or such Subsidiary or Affiliate) an amount equal to any withholding tax the Company (or Subsidiary or Affiliate) is required to pay as a result of the disqualifying disposition (or satisfy such other arrangements as may be permitted by the Committee.)
20. Notices.
All notices under the Plan shall be in writing (which for these purposes shall include reasonably acceptable means of electronic transmission), and if to the Company, shall be delivered to the Board of Directors or mailed to its principal office, addressed to the attention of the Board of Directors; and if to a Participating Employee, shall be delivered personally or mailed to such Participating Employee at the address appearing in the records of the Company. Such addresses may be changed at any time by written notice to the other party given in accordance with this Section 20.
21. Severability.
If any particular provision of this Plan is found to be invalid or unenforceable, such provision shall not affect the other provisions of the Plan, but the Plan shall be construed in all respects as if such invalid provision had been omitted.
22. No Right to Continued Employment.
The Plan and any right to purchase Common Stock granted hereunder shall not confer upon any employee any right with respect to continued employment by the Company or any Subsidiary or Affiliate, nor shall they restrict or interfere in any way with the right of the Company or any Subsidiary or Affiliate by which an employee is employed to terminate his or her employment at any time.
23. Captions.
The use of captions in the Plan is for convenience. The captions are not intended to and do not provide substantive rights.
24. Effective Date of the Plan.
The Plan shall be effective as of the Effective Date, provided that the Plan is approved by stockholders within 12 months of the Effective Date.

25. Code Section 409A.
The Code Section 423(b) Plan is exempt from the application of Section 409A of the Code. In the case of a Participating Employee who would otherwise be subject to Section 409A of the Code, to the extent an option to purchase Shares or the payment, settlement or deferral thereof is subject to Section 409A of the Code, the option to purchase Shares shall be granted, paid, exercised, settled or deferred in a manner that will comply with Section 409A of the Code, including the final regulations and other guidance issued with respect thereto, except as otherwise determined by the Board or Directors or the Committee. Notwithstanding the foregoing, the Company shall have no liability to a Participating Employee or any other party if the option to purchase Common Stock under the Plan that is intended to be exempt from or compliant with Section 409A of the Code is not so exempt or compliant or for any action taken by the Board of Directors or the Committee with respect thereto.
26. Governing Law.
The provisions of the Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its conflict of law rules.